UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-06260)

Quaker Investment Trust
(Exact name of registrant as specified in charter)

1180 W. Swedesford Road, Suite 150

Berwyn, PA 19312
(Address of principal executive offices) (Zip code)

Jeffry H. King, Sr.

Quaker Investment Trust

1180 W. Swedesford Road, Suite 150

Berwyn, PA 19312
(Name and address of agent for service)

(800) 220-8888

Registrant’s telephone number, including area code

Date of fiscal year end: June 30, 2015

Date of reporting period: June 30, 2015

Item 1. Report to Stockholders.

Annual Report

2         0         1         5

Quaker Event Arbitrage Fund

Quaker Global Tactical Allocation Fund

Quaker Mid-Cap Value Fund

Quaker Small-Cap Value Fund

Quaker Strategic Growth Fund

Mutual fund investing involves risk. Principal loss is possible.

Investing in the Quaker Funds may involve special risk including, but not limited to, investments in smaller companies, short sales, foreign securities, special situations, debt securities and value growth investing. Please refer to the prospectus for more complete information.

This report must be preceded or accompanied by a current prospectus.

The opinions expressed are those of the adviser or sub-advisers through the end of the period for this report, are subject to change, are not a guarantee, and should not be considered investment advice.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Chairman’s Letter to the Shareholders (Unaudited)

June 30, 2015

Dear Fellow Shareholder,

The premise on which Quaker Funds, Inc. was founded was the desire to afford everyday investors access to the same tactical allocation used by professional money managers to augment traditional investing strategies within a holistic asset allocation mix. Our commitment to this principle is still as strong today as it was the day we opened our doors.

Our management team continually strives to provide our shareholders with innovative investment alternatives and advisers that constantly seek superior returns. Thank you for your trust and investment in the Quaker Funds.

Sincerely,

Jeffry King

Chairman & CEO

Quaker Investment Trust

Performance Update (Unaudited)

Quaker Event Arbitrage Fund (QEAAX, QEACX, QEAIX)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Quaker Event Arbitrage Fund (“Fund”) seeks to provide long-term growth of capital. The Fund generally invests in the securities of publicly traded companies involved in mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations or similar events.

PERFORMANCE REVIEW AND MARKET OUTLOOK

Over the last fiscal year ended June 30, 2015, the Fund returned 1.38%, whereas the total return of the S&P 500® was 7.42%. While the equity market gyrated over the last year, the Fund’s daily volatility was roughly 18% lower than that of the S&P 500®.

The past 12 months have been an uncharacteristically poor environment for event driven investing. This is evidenced by the negative performance of the HFRI Event Driven (Total) Index, which returned -0.77%. The HFRI Event Driven (Total) Index is a good barometer for the asset class as it aggregates many hedge funds into one index that represents Event Driven investing. Some of the highlights of the year that made the environment challenging for our investment style were the clamp down by the Treasury Department on tax inversions or the regulatory challenges faced by some mergers. No single sub-strategy (activist investments, special situations or distressed securities) contributed to or detracted from performance in a disproportionate manner. Many sub-strategies had some of the top and bottom performers of the year whose performance averaged out. Most notable is the small allocation of the Fund to merger arbitrage throughout the year, where the portfolio management team believes risk/return profiles were particularly unfavorable.

Looking forward, the portfolio management team sees opportunities in proxy fights, distressed investments and special situations such as spin-offs. Over the last year, the Fund has found many new opportunities in distressed securities both of corporate issues and sovereign debt. In particular, weakness in energy has provided attractive distressed investment candidates. In activist investments the Fund has been invested in a company that, at the time of this writing, is in the process of being sold after two activist investors took a stake last fall and pushed for a sale. This illustrates how activists can effect change, sometimes even in a very short timeframe.

Finally, merger arbitrage remains a small portion of the portfolio. It is a strategy whose returns are correlated to interest rates, so that the portfolio management team anticipates classic merger arbitrage to perform in line with the current low interest rates for the foreseeable future. However, at the time of this writing, global mergers and acquisitions volume is on track for matching the record year of 2007. While this increase in activity may not translate into better arbitrage returns, it is possible that other event strategies may benefit from merger activity. For example, one distressed telecom investment in the portfolio benefited when AT&T acquired one of the underlying businesses for $1.8 billion in cash.

I wish all investors a prosperous year and thank you for your continued support.

Sincerely,

Thomas Kirchner, Portfolio Manager
Quaker Funds, Inc.

ADVISER:
Quaker Funds, Inc.

TOTAL NET ASSETS:
AS OF JUNE 30, 2015
$113,831,808

Top 10 Holdings * (% of net assets)

Pfizer Inc.	3.1%
API Technologies Corp.	2.6%
JPMorgan Chase & Co., 6.10%, Series AA	2.6%
LSB Industries Inc.	2.4%
Mondelez International Inc.	2.1%
eBay Inc.	1.9%
Vodafone Group PLC - ADR	1.9%
Bloomberg Gold Subindex Stub
Structured Note, Expiration:01/29/2016	1.9%
Aaron’s Inc.	1.8%
Hewlett-Packard Co.	1.7%
% Fund Total	22.0%

*	Includes Long Holdings only.

Sectors (% of net assets)

63.8%	Common Stocks
1.9%	Basic Materials
10.3%	Communications
2.0%	Consumer, Cyclical
16.2%	Consumer, Non-cyclical
2.6%	Diversified
4.4%	Energy
4.6%	Financial
1.1%	Healthcare
11.5%	Industrial
9.2%	Technology
5.0%	Preferred Stocks
2.4%	Real Estate Investment Trusts
0.0%	Rights
6.8%	Structured Notes
0.3%	Asset Backed Securities
1.8%	Convertible Bonds
4.7%	Corporate Bonds
0.3%	Mortgage Backed Securities
0.6%	Municipal Bonds
0.5%	Commercial Paper
0.5%	Term Loan
0.0%	Escrow Notes
0.8%	Purchased Options
3.3%	Investments Purchased with Proceeds from Securities Lending
90.8%	Total Market Value of Investments
9.2%	Other Assets in Excess of Liabilities, Net
100.0%	Total Net Assets

2   |   2 0 1 5  A N N U A L  R E P O R T

*	As stated in the Prospectus dated October 29, 2014.
**	The benchmark since inception returns are calculated since commencement of November 21, 2003 through June 30, 2015.

Quaker Event Arbitrage Fund

Growth of a Hypothetical $10,000 Investment

June 30, 2015

Average Annualized Total Return
	Expense Ratio*	Inception Date	One Year		Five Year		Ten Year		Commencement of operations through 6/30/2015
			with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge

Class A	1.99%	11/21/2003	-4.21%	1.38%	2.46%	3.62%	3.18%	3.76%	5.57%	6.08%

Class C	2.74%	6/7/2010	0.59%	0.59%	2.83%	2.83%	N/A	N/A	3.13%	3.13%

Institutional Class	1.74%	6/7/2010	1.61%	1.61%	3.88%	3.88%	N/A	N/A	4.14%	4.14%

S&P 500® Total Return Index**			7.42%	7.42%	17.34%	17.34%	7.89%	7.89%	8.32%	8.32%

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The S&P 500® Total Return Index (“Index”) is a widely recognized, unmanaged index consisting of the approximately 500 largest companies in the United States as measured by market capitalization. The Index assumes reinvestment of all dividends and distributions.

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Performance Update (Unaudited)

Quaker Global Tactical Allocation Fund (QTRAX, QTRCX, QTRIX)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund seeks to provide long-term growth of capital. The Fund invests in common stocks of U.S. companies and American Depositary Receipts (“ADRs”) of foreign companies without regard to market capitalization. Under normal circumstances, the Fund will invest at least 40% of its total assets in common stocks and ADRs of foreign companies.

PERFORMANCE REVIEW AND MARKET OUTLOOK

For the fiscal year ended June 30, 2015, the MSCI World® Index (“MSCI World®”, a global market proxy) gained 1.43% while the Quaker Global Tactical Allocation Fund finished the fiscal year with a gain of 10.04%. For the first half of the 2015 calendar year, the MSCI World rose 2.63% while the Quaker Global Tactical Allocation Fund gained 6.08%.

The latter half of 2014 was a difficult one for global markets. Strong domestic growth, even during a period of dollar strength, proved that the U.S. had decoupled from the many low growth trends in international markets. Domestic trends were in stark contrast to Europe, which continued to teeter on the brink of recession, and Japan which in the third quarter posted its second quarterly contraction in a row. With few options left, both areas embarked on central bank directed bond-buying programs in an effort to stoke demand and attempt to meet inflation targets. Both Japan and Europe continued their accommodative policies into 2015, which succeeded in enacting calm, temporarily boosting market returns in both regions through the first quarter. However the re-emergence of the Greek debt crisis (and more recently the strong sell-off in Chinese markets) added to uncertainty in both domestic and international markets, driving up volatility and hurting performance in the second quarter.

Domestically, market returns in the first half of this year were modestly positive despite two quarters of weak corporate earnings and revenue growth (both of which were heavily weighed down by the plunging energy sector). However, the strengthening labor situation and improving consumer sentiment were two bright spots as wages rose and payrolls expanded. Increases in both small-business lending and commercial construction activity also augur well going forward.

Sector gains were mixed over the last year with energy, utilities and materials (all underweights) the biggest losers and healthcare, technology and consumer discretionaries (all overweights) the biggest winners. During the last 12 months the portfolio was helped by an overweight in healthcare, an underweight in energy and stock picks in healthcare, tech and financials. Relative performance was hurt by stock picks in consumer discretionaries, consumer staples and industrials.

Going forward, our biggest overweight continues to be in the healthcare sector concentrating on global biotech and pharmaceutical companies with expanding drug pipelines and the potential to adopt new applications to existing products. M&A activity continues to add support to valuations as larger players attempt to gain new product lines and expand revenue. Technology continues to be our second biggest weighting focusing on names that create productivity enhancing solutions for both businesses and consumers while avoiding hardware names. In both these sectors we have emphasized finding foreign names with a substantial end-market in the U.S. (especially in biotech/pharma) or other higher growth areas (like India and China). We also continue to have investments in the consumer discretionary sector (media and retail) and in the industrials sector (primarily air transport). Our underweights continue to be in the financial and energy sectors as we find more appealing value elsewhere.

We continue to strive to provide a good risk adjusted return for our clients through intensive stock selection, evaluating opportunities both domestic and worldwide. At the same time, the Fund will continue to take advantage of its mandate to protect capital by tactically raising cash and by utilizing short-selling strategies.

Respectfully,

Manu P. Daftary, Portfolio Manager
DG Capital Management, Inc.

SUB-ADVISER:
DG Capital Management, Inc.

TOTAL NET ASSETS:
AS OF JUNE 30, 2015
$9,030,935

Top 10 Holdings (% of net assets)

Biogen Inc.	4.3%
Eli Lilly & Co.	3.5%
Roche Holding AG	3.1%
Visa Inc. CI A	2.5%
Amgen Inc.	2.5%
Bristol-Myers Squibb Co.	2.3%
HCA Holdings Inc.	2.3%
AbbVie Inc.	2.3%
MasterCard Inc. CI A	2.3%
Liberty Global PLC	2.2%
% Fund Total	27.3%

Country Allocation (% of net assets)

93.5%	Common Stocks
1.5%	Belgium
0.8%	Bermuda
1.5%	Canada
2.0%	Cayman Islands
0.7%	France
2.0%	Germany
1.3%	India
3.8%	Ireland
1.4%	Japan
1.2%	Jersey
1.3%	Netherlands
6.1%	Switzerland
4.5%	United Kingdom
65.4%	United States
3.8%	Exchange Traded Funds
16.3%	Investments Purchased with Proceeds from Securities Lending
113.6%	Total Market Value of Investments
(13.6)%	Liabilities in Excess of Other Assets, Net
100.0%	Total Net Assets

4   |   2 0 1 5  A N N U A L  R E P O R T

*	As stated in the Prospectus dated October 29, 2014.
**	The benchmark since inception returns are calculated since commencement of May 1, 2008 through June 30, 2015.

Quaker Global Tactical Allocation Fund

Growth of a Hypothetical $10,000 Investment

June 30, 2015

Average Annualized Total Return
	Expense Ratio*	Inception Date	One Year		Five Year		Ten Year		Commencement of operations through 6/30/2015
			with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge

Class A	2.19%	5/1/2008	3.97%	10.04%	12.95%	14.22%	N/A	N/A	1.18%	1.98%

Class C	2.94%	5/1/2008	9.21%	9.21%	13.39%	13.39%	N/A	N/A	1.22%	1.22%

Institutional Class	1.94%	7/23/2008	10.25%	10.25%	14.54%	14.54%	N/A	N/A	4.12%	4.12%

MSCI World® Index**			1.43%	1.43%	13.10%	13.10%	N/A	N/A	4.14%	4.14%

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The Morgan Stanley Capital International World Index (“MSCI World® Index”) measures developed-market equity performance throughout the world. The MSCI World® Index assumes reinvestment of all dividends and distributions.

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Performance Update (Unaudited)

Quaker Mid-Cap Value Fund (QMCVX, QMCCX, QMVIX)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Quaker Mid-Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in common stocks comparable to the companies included in the Russell Midcap® Value Index.

PERFORMANCE REVIEW AND MARKET OUTLOOK

For the period from July 1, 2014 through June 30, 2015, the Fund generated a gain of 0.65% versus a gain of 3.67% for the Russell Midcap® Value Index. Sector performance within the index was mixed; 5 were up and 5 were down. The energy sector grabbed most of the attention with a dramatic decline of more than 40% in the index as the price of oil declined from more than $100 a barrel to less than $50. Our holdings in the energy sector did no better, and as a group posted a decline of 52%. Our overweight to the group exacerbated this huge negative. On the positive side, the Health Care sector increased 35% in the index as strong results and M&A activity in the group excited investors. Our holdings in the Health Care sector were up 47% for the year.

Looking forward, we recognize that the current environment is challenging, with multiple cross currents. The U.S. economy continues to exhibit modest growth, despite ever-present global headwinds. Housing starts, automobile sales, and commercial construction are all showing year-over-year growth, and unemployment continues to decline. However, the sharp increase in the value of the dollar relative to most currencies represents a significant headwind for companies with international revenue. European economies remain weak and concerns over a slowing Chinese economy have intensified. Additionally, the Federal Reserve continues to signal its intention to raise rates before year end.

With equity returns having benefitted from an unusually long period of low interest rates, concern over rising interest rates is warranted. Equity values, being a function of both future cash flows and the discount rate assigned to them, have clearly increased as investors have been forced to lower their discount rate assumptions in a near-zero interest rate environment. This likely implies lower future returns for investors unless corporate returns on invested capital improve from their current historically high levels to generate upside to expected future cash flows. Consequently, a sharp increase in interest rates would not likely be beneficial for equity performance. However, with inflation remaining below the Federal Reserve’s target of 2%, and the ECB continuing to inject liquidity into European markets, we believe any increase in interest rates will be modest.

While we believe lower oil prices will be a long-term stimulus for the U.S. economy, it appears to be more of a headwind in the near-term. Drilling activity has now declined more than 50% since December, and we are seeing the derivative impact of the slow-down in activity affecting many companies outside of the energy sector. We will continue to employ a bottom-up approach to our investment decisions, as we look to distill the effects these factors will have on individual corporate performance across the portfolio.

Sincerely,

Frank Latuda, Jr. CFA

Chief Investment Officer & Portfolio Manager
Kennedy Capital Management, Inc.

SUB-ADVISER:
Kennedy Capital Management, Inc.

TOTAL NET ASSETS:
AS OF JUNE 30, 2015
$8,967,853

Top 10 Holdings (% of net assets)

Reinsurance Group of America Inc.	2.5%
Lincoln National Corp.	2.2%
Woodward Inc.	2.2%
Gildan Activewear Inc. Cl A	2.1%
MAXIMUS Inc.	2.1%
Roper Technologies Inc.	2.1%
Regions Financial Corp.	2.1%
Tyson Foods Inc.	2.1%
UGI Corp.	2.1%
Huntington Bancshares Inc.	2.0%
% Fund Total	21.5%

Sectors (% of net assets)

89.1%	Common Stocks
2.9%	Basic Materials
3.3%	Communications
14.2%	Consumer, Cyclical
12.4%	Consumer, Non-cyclical
4.6%	Energy
18.4%	Financial
15.2%	Industrial
10.1%	Technology
8.0%	Utilities
8.8%	Real Estate Investment Trusts
20.8%	Investments Purchased with Proceeds from Securities Lending
118.7%	Total Market Value of Investments
(18.7)%	Liabilities in Excess of Other Assets, Net
100.0%	Total Net Assets

6   |   2 0 1 5  A N N U A L  R E P O R T

*	As stated in the Prospectus dated October 29, 2014.
*	The benchmark since inception returns are calculated since commencement of December 31, 1997 through June 30, 2015.

Quaker Mid-Cap Value Fund

Growth of a Hypothetical $10,000 Investment

June 30, 2015

Average Annualized Total Return
	Expense Ratio*	Inception Date	One Year		Five Year		Ten Year		Commencement of operations through 6/30/2015
			with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge
Class A	2.03%	12/31/1997	-4.88%	0.65%	14.32%	15.63%	5.60%	6.20%	7.37%	7.72%

Class C	2.78%	7/31/2000	-0.09%	-0.09%	14.75%	14.75%	5.42%	5.42%	8.06%	8.06%

Institutional Class	1.78%	11/21/2000	0.93%	0.93%	15.91%	15.91%	6.47%	6.47%	9.35%	9.35%

Russell Midcap® Value Index**			3.67%	3.67%	17.73%	17.73%	8.89%	8.89%	9.49%	9.49%

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The Russell Midcap® Value Index is a widely recognized, unmanaged index of companies included in the Russell 1000® Index with current market capitalizations between $204.3 million to $30.49 billion. The Russell Midcap® Value Index assumes reinvestment of all dividends.

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Performance Update (Unaudited)

Quaker Small-Cap Value Fund (QUSVX, QSVCX, QSVIX)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund seeks to provide long-term growth of capital. Current income is not a significant investment consideration, and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in common stocks of U.S. companies with market capitalizations similar to the market capitalizations of companies included in the Russell 2000® Index and Russell 2500® Index. The Fund invests in companies considered by the Fund’s sub-adviser to have consistent earnings and above-average core assets, selling at relatively low market valuations, with attractive growth and momentum characteristics.

PERFORMANCE REVIEW AND MARKET OUTLOOK

For the fiscal year ended June 30, 2015, the Fund’s performance was 4.96%, while the Fund’s benchmark, the Russell 2000® Index (a broad-based cross-section of the entire U.S. small-cap market), returned 6.49%. Working from the bottom up, we evaluate companies relative to their industry peers using four broad categories of attractiveness: value, management, momentum, and sentiment. Value to us means fairly traditional ratios of price to fundamental value; management measures seek evidence that company management has produced and will continue to produce earnings power; momentum helps us determine when stocks might be expected to begin their ascent toward full valuation; and sentiment provides another level of understanding of the buying and selling behavior of key investor segments.

All four broad categories of attractiveness were positive contributors to relative return. Value measures were particularly effective in the health care and information technology sectors. Our evaluation of management — notably, favoring companies that repurchase their own shares and use assets efficiently — contributed to our successful picks in the industrials information technology sector. Factors capturing earnings and price momentum drove our positive results in the financials sector. Performance was also supported by our assessment of the sentiment of market participants, especially within the information technology sector.

Detracting from the bottom line were our valuation-driven industry exposures. For example, performance suffered as a result of avoiding the (outperforming) banks industry.

We remain firm in our conviction that superior results can be achieved through a consistent, systematic approach that focuses on low-priced companies with proven management, earnings power, and favorable investor sentiment.

The Portfolio Management Team
Aronson Johnson Ortiz, LP

SUB-ADVISER: Aronson Johnson Ortiz, LP TOTAL NET ASSETS: AS OF JUNE 30, 2015 $38,000,790

Top 10 Holdings (% of net assets)

Reinsurance Group of America Inc.	1.4%
Validus Holdings Ltd.	1.4%
Penn National Gaming Inc.	1.4%
United Therapeutics Corp.	1.4%
United Community Banks Inc.	1.4%
Jones Lang LaSalle Inc.	1.3%
Spirit AeroSystems Holdings Inc.	1.3%
Progress Software Corp.	1.3%
Lear Corp.	1.3%
MYR Group Inc.	1.3%
% Fund Total	13.5%

Sectors (% of net assets)

92.0%	Common Stocks
4.2%	Basic Materials
7.7%	Communications
16.9%	Consumer, Cyclical
20.3%	Consumer, Non-cyclical
4.1%	Energy
16.0%	Financial
13.4%	Industrial
6.2%	Technology
3.2%	Utilities
6.3%	Real Estate Investment Trusts
0.6%	Closed End Mutual Funds
19.9%	Investments Purchased with Proceeds from Securities Lending
118.8%	Total Market Value of Investments
(18.8)%	Liabilities in Excess of Other Assets, Net
100.0%	Total Net Assets

8   |   2 0 1 5  A N N U A L  R E P O R T

*	As stated in the Prospectus dated October 29, 2014.
*	The benchmark since inception returns are calculated since commencement of November 25, 1996 through June 30, 2015.

Quaker Small-Cap Value Fund

Growth of a Hypothetical $10,000 Investment

June 30, 2015

Average Annualized Total Return
	Expense Ratio*	Inception Date	One Year		Five Year		Ten Year		Commencement of operations through 6/30/2015
			with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge

Class A	1.84%	11/25/1996	-0.80%	4.96%	15.94%	17.25%	7.05%	7.66%	10.07%	10.41%

Class C	2.59%	7/28/2000	4.20%	4.20%	16.36%	16.36%	6.85%	6.85%	9.21%	9.21%

Institutional Class	1.59%	9/12/2000	5.24%	5.24%	17.53%	17.53%	7.93%	7.93%	9.55%	9.55%

Russell 2000® Index**			6.49%	6.49%	17.08%	17.08%	8.40%	8.40%	8.48%	8.48%

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the smallest 2000 companies represented in the Russell 3000® Index. The Russell 2000® Index currently represents approximately 8% of the market capitalization of the Russell 3000® Index

2 0 1 5  A N N U A L  R E P O R T   |   9

Performance Update (Unaudited)

Quaker Strategic Growth Fund (QUAGX, QAGCX, QAGIX)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund seeks to provide long-term growth of capital. Current income is not a significant investment consideration. The Fund invests primarily in equity securities of domestic U.S. companies which the Fund’s sub-adviser believes show a high probability for superior growth.

PERFORMANCE REVIEW AND MARKET OUTLOOK

For the fiscal year ended June 30, 2015, the S&P 500® Total Return Index (the “S&P 500®”, a broad based market proxy) gained 7.42% while the Class A shares of the Quaker Strategic Growth Fund finished the fiscal year with a total return of 9.76%. For the first half of calendar year 2015, the S&P 500® gained 1.23% while the Quaker Strategic Growth Fund rose 4.16%.

The latter half of 2014 began with a relatively quiet summer as strong GDP growth in the third quarter, at a 5.0% growth rate, was the best for the U.S. in a decade and undoubtedly helped boost investor confidence. However, volatility spiked early in the fourth quarter as investors became anxious regarding a sharp decline in global oil prices as well as weak economic news internationally. However, good domestic earnings results along with reassuring comments from the Fed calmed markets and set the stage for strong equity results by year-end.

2015 began, for the second year in a row, with an unusually harsh winter (with record breaking snowfall in the northeast) that kept consumers at home, disrupted business activities and ultimately drove a contraction in real gross domestic product in the first quarter of the year. The first half of the year, market returns were modestly positive despite two quarters of weak corporate earnings and revenue growth (both of which were heavily weighed down by the plunging energy sector). The Greek debt crisis and uncertainty over the timing and size of increases in the Fed Funds rate also weighed on markets. However, the strengthening labor situation and improving consumer sentiment were two bright spots as wages rose and payrolls expanded. Increases in both small-business lending and commercial construction activity also augur well going forward.

Sector gains were mixed over the last year with energy, utilities and materials (all underweights) the biggest losers and healthcare, technology (both overweights) and consumer discretionaries the biggest winners. During the last 12 months the portfolio was helped by an overweight in healthcare, an underweight in energy and stock picks in healthcare and financials. Relative performance was hurt by stock picks in consumer staples and tech.

Looking forward, domestic consumer trends continue to be positive due to the strong dollar (which has helped keep inflation in check), improving employment results, and low gas prices. Market valuations also continue to be reasonable given the low interest rate environment. And while economic growth is muted, it also reduces the risk of a sudden unforeseen change in monetary policy. U.S. corporate results continue to meet expectations with many companies, particularly in healthcare and tech, consistently reporting earnings upside. Results from the energy sector were unsurprisingly atrocious given the decline in energy prices, which effectively dragged down results for the market as a whole. However, the rapid innovation in healthcare, particularly in biotech, generated robust revenue and earnings growth for many companies. Companies in the technology sector were a similar story with strong revenue generated by companies providing productivity enhancers and online security.

Going forward, our biggest overweight continues to be in the healthcare sector concentrating on global biotech and pharmaceutical companies with expanding drug pipelines and the potential to adopt new applications to existing products. M&A activity continues to add support to valuations as larger players attempt to gain new product lines and expand revenue. Technology continues to be our second biggest weighting focusing on names that create productivity enhancing solutions for both businesses and consumers while avoiding hardware names. We also continue to have investments in the consumer discretionary sector (media and retail) and in the industrials sector (primarily air transport). Our underweights continue to be in the financial and energy sectors as we find more appealing value elsewhere.

We continue to strive to provide a good risk adjusted return for our clients through intensive stock selection, evaluating opportunities both domestic and worldwide. At the same time, the Fund will continue to take advantage of its mandate to protect capital by tactically raising cash and by utilizing short-selling strategies.

Respectfully,

Manu P. Daftary, Portfolio Manager
DG Capital Management, Inc.

SUB-ADVISER: DG Capital Management, Inc. TOTAL NET ASSETS: AS OF JUNE 30, 2015 $163,849,396

Top 10 Holdings (% of net assets)

Biogen Inc.	4.3%
Roche Holding AG	3.9%
Eli Lilly & Co.	3.5%
Visa Inc. Cl A	2.5%
Amgen Inc.	2.5%
Gilead Sciences Inc.	2.4%
Bristol-Myers Squibb Co.	2.3%
MasterCard Inc. Cl A	2.3%
HCA Holdings Inc.	2.3%
AbbVie Inc.	2.3%
% Fund Total	28.3%

Sectors (% of net assets)

92.3%	Common Stocks
1.3%	Basic Materials
9.8%	Communications
9.4%	Consumer, Cyclical
47.4%	Consumer, Non-cyclical
3.2%	Energy
10.3%	Financial
3.2%	Industrial
7.7%	Technology
10.3%	Investments Purchased with Proceeds from Securities Lending
102.6%	Total Market Value of Investments
(2.6)%	Liabilities in Excess of Other Assets, Net
100.0%	Total Net Assets

10   |   2 0 1 5  A N N U A L  R E P O R T

*	As stated in the Prospectus dated October 29, 2014.
**	The benchmark since inception returns are calculated since commencement of November 25, 1996 through June 30, 2015.

Quaker Strategic Growth Fund

Growth of a Hypothetical $10,000 Investment

June 30, 2015

Average Annualized Total Return
	Expense Ratio*	Inception Date	One Year		Five Year		Ten Year		Commencement of operations through 6/30/2015
			with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge

Class A	2.24%	11/25/1996	3.71%	9.76%	13.48%	14.77%	5.39%	5.99%	11.43%	11.77%

Class C	2.99%	7/11/2000	8.94%	8.94%	13.91%	13.91%	5.19%	5.19%	4.37%	4.37%

Institutional Class	1.99%	7/20/2000	10.04%	10.04%	15.04%	15.04%	6.24%	6.24%	5.31%	5.31%

S&P 500® Total Return Index**			7.42%	7.42%	17.34%	17.34%	7.89%	7.89%	7.51%	7.51%

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements or recoveries in the applicable periods. See financial highlights for periods where fees were reimbursed or recovered.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The S&P 500® Total Return Index (“Index”) is a widely recognized, unmanaged index consisting of the approximately 500 largest companies in the United States as measured by market capitalization. The Index assumes reinvestment of all dividends and distributions.

2 0 1 5  A N N U A L  R E P O R T   |   11

Expense Information

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period January 1, 2015 through June 30, 2015.

ACTUAL EXPENSES

The first section of each table below provides information about actual account values and actual expenses for each of the Funds. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value (01/01/2015)	Annualized Expense Ratio for the Period	Ending Account Value (6/30/2015)	Expenses Paid During Period*
Event Arbitrage

Actual return based on actual return of:
Class A	3.24%	$1,000.00	1.99%	$1,032.40	$10.03
Class C	2.76%	1,000.00	2.74%	1,027.60	13.77
Institutional Class	3.38%	1,000.00	1.74%	1,033.80	8.77

Hypothetical return based on assumed 5% return:
Class A		1,000.00	1.99%	1,014.93	9.94
Class C		1,000.00	2.74%	1,011.21	13.66
Institutional Class		1,000.00	1.74%	1,016.17	8.70
Global Tactical Allocation

Actual return based on actual return of:
Class A	6.08%	1,000.00	2.27%	1,060.80	11.60
Class C	5.72%	1,000.00	3.02%	1,057.20	15.40
Institutional Class	6.27%	1,000.00	2.02%	1,062.70	10.33

Hypothetical return based on assumed 5% return:
Class A		1,000.00	2.27%	1,013.54	11.33
Class C		1,000.00	3.02%	1,009.82	15.05
Institutional Class		1,000.00	2.02%	1,014.78	10.09
Mid-Cap Value

Actual return based on actual return of:
Class A	0.04%	1,000.00	2.00%	1,000.40	9.92
Class C	-0.32%	1,000.00	2.75%	996.80	13.62
Institutional Class	0.19%	1,000.00	1.75%	1,001.90	8.69

Hypothetical return based on assumed 5% return:
Class A		1,000.00	2.00%	1,014.88	9.99
Class C		1,000.00	2.75%	1,011.16	13.71
Institutional Class		1,000.00	1.75%	1,016.12	8.75
Small-Cap Value

Actual return based on actual return of:
Class A	4.68%	1,000.00	1.78%	1,046.80	9.03
Class C	4.28%	1,000.00	2.53%	1,042.80	12.81
Institutional Class	4.81%	1,000.00	1.53%	1,048.10	7.77

Hypothetical return based on assumed 5% return:
Class A		1,000.00	1.78%	1,015.97	8.90
Class C		1,000.00	2.53%	1,012.25	12.62
Institutional Class		1,000.00	1.53%	1,017.21	7.65
Strategic Growth

Actual return based on actual return of:
Class A	4.16%	1,000.00	2.24%	1,041.60	11.34
Class C	3.79%	1,000.00	2.99%	1,037.90	15.11
Institutional Class	4.31%	1,000.00	1.99%	1,043.10	10.08

Hypothetical return based on assumed 5% return:
Class A		1,000.00	2.24%	1,013.69	11.18
Class C		1,000.00	2.99%	1,009.97	14.90
Institutional Class		1,000.00	1.99%	1,014.93	9.94

*	Expenses are equal to the Funds’ annualized six-month expense ratios multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half year (181) divided by 365 to reflect the one-half year period.

12   |   2 0 1 5  A N N U A L  R E P O R T

Schedule of Investments

Quaker Event Arbitrage Fund

June 30, 2015

	Number of Shares	Fair Value
Common Stocks — 63.8%

Basic Materials — 1.9%
Chemicals — 1.9%
EI du Pont de Nemours & Co. **	20,000	$1,279,000
MPM Holdings Inc. (a) •	34,576	833,282
		2,112,282

Mining — 0.0%
Sacre-Coeur Minerals Ltd. (a)(f) *#^	109,444	0
Total Basic Materials (Cost $2,686,939)		2,112,282

Communications — 10.3%
Internet — 3.0%
30DC Inc. (a) •	50,000	975
eBay Inc. (a)	36,400	2,192,736
Unwired Planet Inc. (a)	428,372	265,591
Yahoo! Inc (a)	25,000	982,250
		3,441,552

Media — 2.8%
The Dolan Co. (a) *^	500,000	0
Liberty Broadband Corp. Cl A (a) **	15,000	764,550
Liberty Broadband Corp. Cl C (a)(b)	13,501	690,711
Tribune Media Co. Cl A	33,200	1,772,548
		3,227,809

Telecommunications — 4.5%
Juniper Networks Inc.	70,000	1,817,900
NII Holdings Inc. (a)^	67,402	1,082,476
Vodafone Group PLC - ADR (f)	59,600	2,172,420
		5,072,796
Total Communications (Cost $11,766,417)		11,742,157

Consumer, Cyclical — 2.0%
Auto Parts & Equipment — 0.9%
Pirelli & C. SpA (f)	60,000	1,012,732

Lodging — 0.0%
Trump Entertainment Resorts Inc. (a) *^	8,949	0
Trump Entertainment Resorts Inc. (a) *^	135	0
		0

Retail — 1.1%
The Wendy’s Co.	108,500	1,223,880
Total Consumer, Cyclical (Cost $2,305,380)		2,236,612

Consumer, Non-cyclical — 16.2%
Beverages — 1.6%
PepsiCo Inc.	19,200	1,792,128

Commercial Services — 4.8%
Aaron’s Inc. **	58,000	2,100,180
Hertz Global Holdings Inc. (a)	81,500	1,476,780
Sotheby’s (b)	42,300	1,913,652
		5,490,612

Food — 4.7%
ConAgra Foods Inc.	34,000	1,486,480
Dean Foods Co.	90,200	1,458,534
Mondelez International Inc.	56,900	2,340,866
		5,285,880

Healthcare-Products — 0.0%
Synovis Life Technologies Inc. (a)^	43,000	27,193
	Number of Shares	Fair Value
Common Stocks (Continued)

Pharmaceuticals — 5.1%
AbbVie Inc. **	25,500	$1,713,345
Celesio AG (f)	19,996	579,607
INYX Inc. (a)	167,850	732
Pfizer Inc.	105,000	3,520,650
Savient Pharmaceuticals Inc. (a) *#^	1,000	0
		5,814,334
Total Consumer, Non-cyclical (Cost $16,645,876)		18,410,147

Diversified — 2.6%
Holding Companies-Diversified — 2.6%
AR Capital Acquisition Corp. (a)	96,800	981,552
Atlantic Alliance Partnership Corp. (a)(f) •	100,000	1,025,000
GP Investments Acquisition Corp. (a)(f)	100,000	1,011,000
Stoneleigh Partners Acquisition Corp. (a) *^	400	0
		3,017,552
Total Diversified (Cost $2,981,614)		3,017,552

Energy — 4.4%
Oil & Gas — 2.0%
Hess Corp. **	20,000	1,337,600
Southwestern Energy Co. (a)(b)	40,400	918,292
		2,255,892

Oil & Gas Services — 1.2%
Halliburton Co. (b)	33,300	1,434,231

Pipelines — 1.2%
The Williams Cos. Inc.	24,000	1,377,360
Total Energy (Cost $5,279,798)		5,067,483

Financial — 4.6%
Banks — 0.7%
Deutsche Postbank AG (f)	20,000	813,842

Diversified Financial Services — 1.3%
GFI Group Inc. (a)(b)	257,083	1,516,790

Insurance — 0.7%
Ambac Financial Group Inc. (a)	47,200	785,408

Real Estate — 1.9%
Brookfield Property Partners LP (b)(f)	47,000	1,036,350
CA Immobilien Anlagen AG (f)	65,000	1,134,083
Safeway Casa Ley CVR (a) *^	47,000	4,230
Safeway Property Development Center LLC CVR (a) *^	47,000	4,230
		2,178,893
Total Financial (Cost $5,591,799)		5,294,933

Healthcare — 1.1%
Healthcare-Services — 1.1%
Diagnostic Services Holdings Inc. (a)^	10,221	1,242,257
Total Healthcare (Cost $735,000)		1,242,257

Industrial — 11.5%
Aerospace & Defense — 3.6%
API Technologies Corp. (a)	1,189,142	2,984,746
B/E Aerospace Inc. (b)	20,000	1,098,000
		4,082,746

Electronics — 1.7%
IEC Electronics Corp. (a)	428,042	1,926,189

The accompanying notes are an integral part of the financial statements.

2 0 1 5  A N N U A L  R E P O R T    |   13

Schedule of Investments

Quaker Event Arbitrage Fund

June 30, 2015

	Number of Shares	Fair Value
Common Stocks (Continued)

Hand/Machine Tools — 1.0%
DMG Mori AG (f)	30,000	$1,082,131

Machinery-Diversified — 1.5%
The Babcock & Wilcox Co.	51,000	1,672,800

Miscellaneous Manufacturing — 2.4%
LSB Industries Inc. (a)	68,000	2,777,120

Transportation — 1.3%
Baltic Trading Ltd. (f)	126,950	203,120
Scorpio Tankers Inc. (b)(f)	130,000	1,311,700
		1,514,820
Total Industrial (Cost $12,810,927)		13,055,806

Technology — 9.2%
Computers — 6.1%
Computer Horizons Corp. (a) *^	65,000	0
Computer Sciences Corp.	29,300	1,923,252
EMC Corp.	64,000	1,688,960
Hewlett-Packard Co.	66,000	1,980,660
NCR Corp. (a)	45,000	1,354,500
		6,947,372

Semiconductors — 1.5%
QUALCOMM Inc.	27,000	1,691,010

Software — 1.6%
Contra Softbrands Inc. (a) *^	5,000	0
Microsoft Corp.	41,200	1,818,980
		1,818,980
Total Technology (Cost $10,900,667)		10,457,362
Total Common Stocks (Cost $71,704,417)		72,636,591

Preferred Stocks — 5.0%

Energy — 0.1%
Oil & Gas — 0.1%
GeoMet Inc., 9.60% - Convertible Series A (a) •	3	10
Southwestern Energy Co., 6.25% - Convertible Series B	1,700	83,929
Total Energy (Cost $85,023)		83,939

Financial — 4.4%
Banks — 4.0%
Associated Banc-Corp., 6.125%, Series C (a)	66,000	1,640,100
JPMorgan Chase & Co., 6.10%, Series AA (a)	120,000	2,967,600
		4,607,700

Insurance — 0.2%
MBIA Insurance Corp., 4.71% (a) *#^	10	200,000

Mortgage Agencies — 0.2%
Federal Home Loan Mortgage Corp., 0.00%, Series G (a)▲	3,000	15,360
Federal Home Loan Mortgage Corp., 0.00%, Series M (a)	9,500	49,115
Federal Home Loan Mortgage Corp., 0.00%, Series Q (a)▲	1,000	5,010
Federal Home Loan Mortgage Corp., 0.00%, Series S (a)▲	25,000	140,000
Federal Home Loan Mortgage Corp., 5.00%, Series F (a)	4,500	25,785
		235,270
Total Financial (Cost $5,701,290)		5,042,970
	Number of Shares	Fair Value
Preferred Stocks (Continued)

Healthcare — 0.5%
Healthcare-Services — 0.5%
Diagnostic Services Holdings Inc., 0.00% (a) *^	613	$613,000
Total Healthcare (Cost $613,000)		613,000
Total Preferred Stocks (Cost $6,399,313)		5,739,909

Real Estate Investment Trusts — 2.4%

Brookfield DTLA Fund Office Trust Investor Inc., 7.625%, Series A - Preferred (a)	40,000	926,000
Crown Castle International Corp.	21,900	1,758,570
		2,684,570
Total Real Estate Investment Trusts (Cost $2,868,739)		2,684,570

Rights — 0.0%

Petrocorp Inc. Escrow (a) *^	200	0
Total Rights (Cost $0)		0

Structured Notes — 6.8%

Bloomberg Gold Subindex Stub Structured Note, Expiration: 01/29/2016 (a)•	17,000	2,147,610
Heineken Holding NV Stub Structured Note, Expiration: 12/10/2015 (a)(f)•	328	1,368,493
Porsche Automobil Holding SE Stub Structured Note, Expiration: 05/04/2016 (a)(f)•	5,311	597,588
SoftBank Corp. Stub Structured Note, Expiration: 11/05/2015 (a)(f)•	13,000	642,993
The Swatch Group AG Stub Structured Note, Expiration: 04/20/2016 (a)(f)•	6,750	1,489,765
Yahoo Japan Corp. Stub Structured Note, Expiration: 05/31/2016 (a)•	75,000	1,467,975
		7,714,424
Total Structured Notes (Cost $7,090,630)		7,714,424

	Par Value	Fair Value
Asset Backed Securities — 0.3%

AFC Home Equity Loan Trust Class 1A, Series 2000-2, 0.98%, 06/25/2030 ▲•	$10,288	9,243
Citigroup Mortgage Loan Trust Inc. Class M3, Series 2005-OPT1, 0.89%, 02/25/2035 ▲•	240,458	196,356
Countrywide Asset-Backed Certificates Class A1, Series 2006-SD4, 0.53%, 12/25/2036 #▲•	95,014	65,794
Countrywide Asset-Backed Certificates Class A6, Series 2006-S6, 5.66%, 03/25/2034 ▲•	37,885	64,543
Countrywide Home Equity Loan Trust Class 2A, Series 2005-A, 0.43%, 04/15/2035 ▲•	26,577	22,933
		358,869
Total Asset Backed Securities (Cost $339,605)		358,869

The accompanying notes are an integral part of the financial statements.

14    |   2 0 1 5  A N N U A L  R E P O R T

Schedule of Investments

Quaker Event Arbitrage Fund

June 30, 2015

	Par Value	Fair Value
Convertible Bonds — 1.8%

Basic Materials — 0.0%
Mining — 0.0%
Talvivaara Mining Co. PLC, 4.00%, 12/16/2015 (f) *+^	€12,900,000	$35,954
Total Basic Materials (Cost $1,141,281)		35,954

Consumer, Cyclical — 0.1%
Auto Parts & Equipment — 0.1%
Exide Technologies, 7.00%, 04/30/2025 *^	$148,148	141,093
Total Consumer, Cyclical (Cost $141,180)		141,093

Financial — 1.6%
Banks — 0.5%
The Bank of New York Mellon Luxembourg SA, 4.26%, 12/30/2099 (f)▲•	€500,000	139,357
BNP Paribas Fortis SA, 1.99%, 12/29/2049 (f)▲•	500,000	417,011
		556,368

Real Estate — 1.1%
Conwert Immobilien Invest SE, 5.25%, 02/01/2016 (f)•	1,000,000	1,238,879
Total Financial (Cost $2,097,224)		1,795,247

Industrial — 0.1%
Building Materials — 0.1%
U.S. Concrete Inc., 9.50%, 08/31/2015 *+#^	$100,000	100,000
Total Industrial (Cost $100,000)		100,000
Total Convertible Bonds (Cost $3,479,685)		2,072,294

Corporate Bonds — 4.7%

Consumer, Cyclical — 0.3%
Auto Parts & Equipment — 0.3%
Exide Technologies, 8.625%, 02/01/2018 *+^	1,000,000	15,000
Exide Technologies, 8.625%, 02/12/2018 *+^	1,000,000	0
Exide Technologies, 11.00%, 04/30/2020 + •	391,320	329,687
		344,687
Total Consumer, Cyclical (Cost $956,947)		344,687

Energy — 3.0%
Oil & Gas — 3.0%
Gastar Exploration Inc., 8.625%, 05/15/2018 •	1,000,000	937,500
Halcon Resources Corp., 9.25%, 02/15/2022 (b)•	1,000,000	647,500
Ithaca Energy Inc., 8.125%, 07/01/2019 (f) # •	1,000,000	870,000
Kosmos Energy Ltd., 7.875%, 08/01/2021 (f) # •	1,000,000	965,000
OGX Petroleo e Gas Participacoes SA, 8.50%, 06/01/2018 (f) *+^	3,500,000	735
		3,420,735
Total Energy (Cost $4,003,507)		3,420,735

Financial — 0.9%
Banks — 0.2%
Biz Finance PLC, 8.375%, 07/27/2015 (f) *•	300,000	228,000

Diversified Financial Services — 0.5%
Hellas Telecommunications Luxembourg II SCA, 0.00%, 01/15/2015 (f) *+#^	5,000,000	50,000
Lehman Brothers Holdings Inc., 4.55%, 07/08/2014 +▲•	110,000	11,687
Lehman Brothers Holdings Inc., 5.32%, 02/17/2015 +▲•	130,000	13,813
Lehman Brothers Holdings Inc., 5.50%, 02/27/2020 + •	100,000	10,625
Lehman Brothers Holdings Inc., 7.00%, 01/28/2020 +▲•	100,000	10,625
Lehman Brothers Holdings Inc., 8.25%, 09/23/2020 +▲•	100,000	10,625
Lehman Brothers Holdings Inc., 8.75%, 02/14/2023 +▲•	200,000	21,250
	Par Value	Fair Value
Corporate Bonds (Continued)

Diversified Financial Services (Continued)
Twin Reefs Pass-Through Trust, 0.01%, 12/29/2049 *#▲^	$1,000,000	$490,000
		618,625

Insurance — 0.2%
Ambac Assurance Corp., 5.10%, 06/07/2020 (b) #^	221,329	182,661

Venture Capital — 0.0%
Infinity Capital Group, 7.00%, 12/31/2049 *+^	25,000	0
Total Financial (Cost $1,008,835)		1,029,286

Industrial — 0.5%
Transportation — 0.5%
Overseas Shipholding Group Inc., 8.125%, 03/30/2018 •	500,000	516,250
Total Industrial (Cost $569,858)		516,250
Total Corporate Bonds (Cost $6,539,147)		5,310,958

Mortgage Backed Securities — 0.3%

Countrywide Alternative Loan Trust Class 2A2A, Series 2006-OC5, 0.36%, 06/25/2046▲•	67,406	66,788
GSR Mortgage Loan Trust Class B2, Series 2005-5F, 5.75%, 06/25/2035▲•	628,584	325,504
		392,292
Total Mortgage Backed Securities (Cost $558,111)		392,292

Municipal Bonds — 0.6%

City of Detroit MI Sewage Disposal System Revenue, Second Lien, Series A, 4.50%, 07/01/2035 •	355,000	355,035
City of Detroit MI Water Supply System Revenue, Senior Lien, Series A, 4.50%, 07/01/2035 •	75,000	75,020
City of Detroit MI Water Supply System Revenue, Senior Lien, Series A, 5.00%, 07/01/2036 •	200,000	207,746
City of Detroit MI Water Supply System Revenue, Senior Lien, Series C, 5.00%, 07/01/2041 •	95,000	98,021
		735,822
Total Municipal Bonds (Cost $716,083)		735,822

Commercial Paper — 0.5%

Ukraine Government International Bond, 6.875%, 09/23/2015 (f) •	1,000,000	532,500
Total Commercial Paper (Cost $511,000)		532,500

Term Loan — 0.5%

Diagnostic Services Holdings Inc., 14.50%, 05/05/2016 *^	511,054	511,054
Total Term Loan (Cost $511,054)		511,054

Escrow Notes — 0.0%

Mirant Corp. (a) *^	20,000	0
NewPage Corp. (a) *^	300,000	0
		0
Total Escrow Notes (Cost $198,770)		0

The accompanying notes are an integral part of the financial statements.

2 0 1 5  A N N U A L  R E P O R T    |   15

Schedule of Investments

Quaker Event Arbitrage Fund

June 30, 2015

	Number of Contracts	Fair Value
Purchased Options — 0.8%

Call Options — 0.3%
American Express Co., Expiration: October, 2015 Exercise Price: $82.50	600	$84,000
Chesapeake Energy Corp., Expiration: August, 2015 Exercise Price: $13.00	908	20,884
Dillard’s Inc., Expiration: November, 2015 Exercise Price: $125.00 •	300	53,250
EI du Pont de Nemours & Co., Expiration: January, 2016 Exercise Price: $70.00	700	105,000
FTD Cos. Inc., Expiration: August, 2015 Exercise Price: $30.00 •	719	46,735
GlaxoSmithKline PLC, Expiration: August, 2015 Exercise Price: $44.00	447	21,009
Total Call Options (Cost $746,243)		330,878

Put Options — 0.5%
CurrencyShares Euro Trust, Expiration: September, 2015 Exercise Price: $115.00 •	523	319,030
The Wendy’s Co., Expiration: July, 2015 Exercise Price: $15.00	700	265,300
Total Put Options (Cost $481,548)		584,330
Total Purchased Options (Cost $1,227,791)		915,208

	Number of Shares	Fair Value
Investments Purchased with Proceeds from Securities Lending — 3.3%

Money Market Funds — 3.3%
Mount Vernon Securities Lending Trust Prime Portfolio, 0.23% (c)(d)	3,712,377	3,712,377
Total Investments Purchased with Proceeds from Securities Lending (Cost $3,712,377)		3,712,377
Total Investments (Cost $105,856,722) — 90.8%		103,316,868
Other Assets in Excess of Liabilities, Net 9.2%		10,514,940
Total Net Assets — 100.0%		$113,831,808

Schedule of Securities Sold Short (a)

Common Stocks

Alibaba Group Holding Ltd. - ADR (f)	10,134	833,724
Charter Communications Inc.	7,937	1,359,211
Total Common Stocks		2,192,935

Real Estate Investment Trusts

General Growth Properties Inc.	17,400	446,484
Total Real Estate Investment Trusts		446,484
Total Securities Sold Short (Proceeds $2,627,477)		$2,639,419

	Number of Contracts	Fair Value
Written Options

Call Options
Babcock & Wilcox Co., Expiration: July, 2015 Exercise Price: $33.90 ^	510	21,420
Computer Sciences Corp., Expiration: July, 2015 Exercise Price: $65.00 •	115	20,125
ConAgra Foods Inc., Expiration: July, 2015 Exercise Price: $43.00	340	45,900
	Number of Contracts	Fair Value
Written Options (Continued)

Call Options (Continued)
CurrencyShares Euro Trust, Expiration: September, 2015 Exercise Price: $115.00	523	$37,133
Dillard’s Inc., Expiration: November, 2015 Exercise Price: $145.00 •	300	9,750
eBay Inc., Expiration: July, 2015 Exercise Price: $60.00	75	13,350
EI du Pont de Nemours & Co., Expiration: January, 2016 Exercise Price: $80.00	500	13,500
Halliburton Co., Expiration: August, 2015 Exercise Price: $43.00	233	44,736
Hewlett-Packard Co., Expiration: July, 2015 Exercise Price: $31.50	160	1,760
LSB Industries Inc., Expiration: September, 2015 Exercise Price: $40.00 •	250	84,375
Microsoft Corp., Expiration: July, 2015 Exercise Price: $46.00	97	1,843
Mondelez International Inc., Expiration: July, 2015 Exercise Price: $40.00	569	80,798
NCR Corp., Expiration: July, 2015 Exercise Price: $27.00	450	150,750
Vodafone Group PLC, Expiration: July, 2015 Exercise Price: $37.00	596	31,588
The Wendy’s Co., Expiration: July, 2015 Exercise Price: $15.00	700	3,500
The Williams Cos. Inc., Expiration: August, 2015 Exercise Price: $50.00 •	240	194,400
Total Call Options (Premiums Received $941,723)		754,928

Put Options
Chesapeake Energy Corp., Expiration: August, 2015 Exercise Price: $13.00	908	202,484
FTD Cos. Inc., Expiration: August, 2015 Exercise Price: $30.00 •	719	172,560
GlaxoSmithKline PLC, Expiration: August, 2015 Exercise Price: $44.00	447	138,123
Total Put Options (Premiums Received $364,553)		513,167
Total Written Options (Premiums Received $1,306,276)		$1,268,095

ADR - American Depositary Receipt

CVR - Contingent Value Rights

€ - Euro

(a)	Non-income producing security.
(b)	All or a portion of the security is out on loan.
(c)	Rate shown is the annualized seven-day effective yield at period end.
(d)	Represents investments of collateral received from securities lending transactions.
(f)	Foreign issued security.
*	Indicates an illiquid security. Total market value for illiquid securities is $2,393,296, representing 2.1% of net assets.
**	All or a portion of the shares have been committed as collateral for open securities sold short or written options.
+	Defaulted bonds.
#	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended.
▲	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
•	Level 2 securities.
^	Indicates a fair valued security. Total market value for fair valued securities is $4,678,463 representing 4.1% of net assets and Level 3 securities.

The accompanying notes are an integral part of the financial statements.

16    |   2 0 1 5  A N N U A L  R E P O R T

Schedule of Investments

Quaker Global Tactical Allocation Fund

June 30, 2015

	Number	Fair
	of Shares	Value
Common Stocks — 93.5%

Basic Materials — 1.3%
Chemicals — 1.3%
Monsanto Co.	1,090	$116,183
Sub-Total Basic Materials — United States (Cost $122,257)		116,183
Total Basic Materials		116,183

Communications — 12.2%
Internet — 6.1%
Amazon.com Inc. (a)(b)	310	134,568
Facebook Inc. Cl A (a)	1,618	138,768
Google Inc. Cl A (a)	43	23,222
Google Inc. Cl C (a)	88	45,805
Netflix Inc. (a)(b)	241	158,322
Vipshop Holdings Ltd. (Cayman Islands) (a)(b)	2,100	46,725
		547,410

Media — 5.3%
CBS Corp. Cl B	2,450	135,975
Liberty Global PLC (United Kingdom) (a)(b)	3,985	201,761
Time Warner Inc.	1,645	143,789
		481,525

Telecommunications — 0.8%
Palo Alto Networks Inc. (a)(b)	395	69,006
Sub-Total Communications — Foreign (Cost $209,549)		248,486
Sub-Total Communications — United States (Cost $759,352)		849,455
Total Communications (Cost $968,901)		1,097,941

Consumer, Cyclical — 9.2%
Airlines — 3.0%
American Airlines Group Inc.	3,742	149,421
AMR Corp. Escrow (a)*^	7,600	13,756
Delta Air Lines Inc.	2,697	110,793
		273,970

Apparel — 2.0%
Adidas AG (Germany)	340	13,075
NIKE Inc.	1,564	168,943
		182,018

Auto Manufacturers — 1.9%
Bayerische Motoren Werke AG - ADR (Germany)	4,590	168,591
Tata Motors Ltd. (India)	130	4,497
		173,088

Home Furnishings — 1.5%
Sony Corp. - ADR (Japan) (a)	4,595	130,452

Lodging — 0.8%
InterContinental Hotels Group PLC (United Kingdom)	1,779	71,978
Sub-Total Consumer, Cyclical — Foreign (Cost $352,242)		388,593
Sub-Total Consumer, Cyclical — United States (Cost $413,396)		442,913
Total Consumer, Cyclical (Cost $765,638)		831,506

Consumer, Non-cyclical — 47.3%
Beverages — 1.5%
Anheuser-Busch InBev NV - ADR (Belgium)	1,095	132,134

Biotechnology — 14.8%
Amgen Inc.	1,461	224,293
Biogen Inc. (a)	955	385,763
BioMarin Pharmaceutical Inc. (a)	1,000	136,780
Celgene Corp. (a)(b)	810	93,745
	Number	Fair
	of Shares	Value
Common Stocks (Continued)

Biotechnology (Continued)
Gilead Sciences Inc.	1,704	$199,504
Illumina Inc. (a)	525	114,639
Regeneron Pharmaceuticals Inc. (a)	221	112,739
Vertex Pharmaceuticals Inc. (a)	545	67,297
		1,334,760

Commercial Services — 2.2%
MasterCard Inc. Cl A	2,175	203,319

Food — 1.5%
Mead Johnson Nutrition Co.	1,513	136,503

Healthcare-Products — 1.2%
Abbott Laboratories	2,289	112,344

Healthcare-Services — 3.8%
Aetna Inc.	1,086	138,422
HCA Holdings Inc. (a)	2,249	204,029
		342,451

Pharmaceuticals — 22.3%
AbbVie Inc. (b)	3,030	203,586
Alkermes PLC (Ireland) (a)(b)	720	46,325
Allergan PLC (Ireland) (a)	535	162,351
AstraZeneca PLC - SP - ADR (United Kingdom)	340	21,661
Bristol-Myers Squibb Co.	3,085	205,276
Eli Lilly & Co.	3,761	314,006
Jazz Pharmaceuticals PLC (Ireland) (a)	740	130,292
Novartis AG - ADR (Switzerland)	1,855	182,421
Receptos Inc. (a)	835	158,692
Roche Holding AG (Switzerland)	7,885	276,527
Sanofi - ADR (France)	1,330	65,875
Shire PLC (Jersey)	450	108,670
Valeant Pharmaceuticals International Inc. (Canada) (a)	610	135,512
		2,011,194
Sub-Total Consumer, Non-cyclical — Foreign (Cost $1,114,551)		1,261,768
Sub-Total Consumer, Non-cyclical — United States (Cost $2,657,868)		3,010,937
Total Consumer, Non-cyclical (Cost $3,772,419)		4,272,705

Energy — 2.8%
Energy-Alternate Sources — 1.5%
JinkoSolar Holding Co. Ltd. (Cayman Islands) (a)(b)	4,620	136,382

Oil & Gas — 1.3%
Anadarko Petroleum Corp.	953	74,391
Newfield Exploration Co. (a)	1,250	45,150
		119,541
Sub-Total Energy — Foreign (Cost $124,269)		136,382
Sub-Total Energy — United States (Cost $120,918)		119,541
Total Energy (Cost $245,187)		255,923

Financial — 10.1%
Banks — 5.6%
The Goldman Sachs Group Inc.	870	181,647
HDFC Bank Ltd. - ADR (India)	1,867	113,009
Morgan Stanley	3,035	117,728
UBS Group AG (Switzerland)	4,165	88,298
		500,682

Diversified Financial Services — 2.5%
Visa Inc. Cl A (b)	3,370	226,295

The accompanying notes are an integral part of the financial statements.

2 0 1 5  A N N U A L  R E P O R T   |   17

Schedule of Investments

Quaker Global Tactical Allocation Fund

June 30, 2015

	Number	Fair
	of Shares	Value
Common Stocks (Continued)

Insurance — 2.0%
Arch Capital Group Ltd. (Bermuda) (a)	1,045	$69,973
Prudential PLC (United Kingdom) (b)	2,295	111,445
		181,418
Sub-Total Financial — Foreign (Cost $318,970)		382,725
Sub-Total Financial — United States (Cost $479,984)		525,670
Total Financial (Cost $798,954)		908,395

Industrial — 3.1%
Electronics — 1.2%
Honeywell International Inc.	1,075	109,618

Transportation — 1.9%
FedEx Corp.	1,035	176,364
Sub-Total Industrial — United States (Cost $268,966)		285,982
Total Industrial (Cost $268,966)		285,982

Technology — 7.5%
Computers — 2.0%
Apple Inc.	1,410	176,849

Semiconductors — 1.3%
NXP Semiconductor NV (Netherlands) (a)	1,155	113,421

Software — 4.2%
Adobe Systems Inc. (a)	2,320	187,943
Intuit Inc.	1,265	127,474
Tableau Software Inc. Cl A (a)(b)	570	65,721
		381,138
Sub-Total Technology — Foreign (Cost $72,269)		113,421
Sub-Total Technology — United States (Cost $484,855)		557,987
Total Technology (Cost $557,124)		671,408
Total Common Stocks Cost ($7,499,446)		8,440,043
	Number	Fair
	of Shares	Value
Exchange Traded Funds — 3.8%

Deutsche X-trackers MSCI Japan Hedged Equity ETF	3,205	$133,905
iShares China Large-Cap ETF (b)	2,775	127,928
WisdomTree Europe Hedged Equity Fund	1,365	84,070
Sub -Total Exchange Traded Funds — United States (Cost $355,497)		345,903
Total Exchange Traded Funds (Cost $355,497)		345,903
Total Exchange Traded Funds Cost ($355,497)		345,903

Investments Purchased with Proceeds from Securities Lending — 16.3%

Money Market Funds — 16.3%
Mount Vernon Securities Lending Trust Prime Portfolio, 0.23% (c)(d)	1,470,595	1,470,595
Total Investments Purchased with Proceeds from Securities Lending (Cost $1,470,595)		1,470,595
Total Investments (Cost $9,325,538) — 113.6%		10,256,541
Liabilities in Excess of Other Assets, Net (13.6%)		(1,225,606)
Total Net Assets — 100.0%		$9,030,935

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of the security is out on loan.
(c)	The rate shown is the annualized seven-day effective yield at period end.
(d)	Represents investments of collateral received from securities lending transactions.
*	Indicates an illiquid security. Total market value for illiquid securities is $13,756, representing 0.2% of net assets.
^	Indicates a fair valued security. Total market value for fair valued securities is $13,756,representing 0.2% of net assets and Level 3 securities.

The accompanying notes are an integral part of the financial statements.

18   |   2 0 1 5  A N N U A L  R E P O R T

Schedule of Investments

Quaker Mid-Cap Value Fund

June 30, 2015

	Number	Fair
	of Shares	Value
Common Stocks — 89.1%

Basic Materials — 2.9%
Chemicals — 1.5%
Axiall Corp.	3,737	$134,719

Iron & Steel — 1.4%
Reliance Steel & Aluminum Co.	2,112	127,734
Total Basic Materials (Cost $292,388)		262,453

Communications — 3.3%
Internet — 1.6%
F5 Networks Inc. (a)	1,164	140,087

Telecommunications — 1.7%
JDS Uniphase Corp. (a)	13,384	154,987
Total Communications (Cost $286,278)		295,074

Consumer, Cyclical — 14.2%
Apparel — 4.1%
Gildan Activewear Inc. Cl A (f)	5,783	192,227
Ralph Lauren Corp.	1,316	174,186
		366,413

Distribution & Wholesale — 1.9%
LKQ Corp. (a)(b)	5,479	165,712

Home Furnishings — 3.3%
Harman International Industries Inc.	1,262	150,102
Whirlpool Corp.	862	149,169
		299,271

Retail — 4.9%
Best Buy Co. Inc.	2,907	94,797
Foot Locker Inc.	1,611	107,953
Nordstrom Inc.	1,758	130,971
Urban Outfitters Inc. (a)(b)	3,142	109,970
		443,691
Total Consumer, Cyclical (Cost $976,423)		1,275,087

Consumer, Non-cyclical — 12.4%
Commercial Services — 1.5%
United Rentals Inc. (a)	1,497	131,167

Food — 4.1%
Ingredion Inc. (b)	2,243	179,014
Tyson Foods Inc.	4,331	184,631
		363,645

Healthcare-Products — 1.4%
Zimmer Biomet Holdings Inc.	1,161	126,816

Healthcare-Services — 1.9%
Brookdale Senior Living Inc. (a)(b)	4,987	173,049

Pharmaceuticals — 3.5%
Hospira Inc. (a)	2,048	181,678
Mallinckrodt PLC (a)(b)(f)	1,147	135,025
		316,703
Total Consumer, Non-cyclical (Cost $947,358)		1,111,380

Energy — 4.6%
Oil & Gas — 4.6%
Atwood Oceanics Inc. (b)	2,441	64,540
Denbury Resources Inc. (b)	13,262	84,346
Helmerich & Payne Inc. (b)	2,383	167,811
Ultra Petroleum Corp. (a)(b)(f)	7,541	94,413
		411,110
Total Energy (Cost $648,160)		411,110
	Number	Fair
	of Shares	Value
Common Stocks (Continued)

Financial — 18.4%
Banks — 10.1%
Citizens Financial Group Inc.	5,982	$163,368
Huntington Bancshares Inc.	16,212	183,358
KeyCorp	6,162	92,553
PacWest Bancorp	2,956	138,223
Regions Financial Corp.	17,841	184,833
Zions Bancorporation (b)	4,502	142,871
		905,206

Diversified Financial Services — 1.6%
Invesco Ltd. (f)	3,782	141,787

Insurance — 6.7%
Lincoln National Corp.	3,375	199,868
Reinsurance Group of America Inc.	2,401	227,783
Torchmark Corp.	3,035	176,698
		604,349
Total Financial (Cost $1,177,797)		1,651,342

Industrial — 15.2%
Aerospace & Defense — 1.0%
Teledyne Technologies Inc. (a)	881	92,954

Electronics — 4.1%
Gentex Corp.	10,357	170,062
Woodward Inc.	3,614	198,734
		368,796

Engineering & Construction — 1.6%
Fluor Corp.	2,641	139,999

Hand & Machine Tools — 1.3%
Regal-Beloit Corp.	1,626	118,031

Machinery-Diversified — 3.9%
AGCO Corp. (b)	2,831	160,744
Roper Technologies Inc.	1,072	184,877
		345,621

Miscellaneous Manufacturing — 3.3%
Carlisle Cos. Inc.	1,264	126,552
Trinity Industries Inc. (b)	6,418	169,628
		296,180
Total Industrial (Cost $1,184,049)		1,361,581

Technology — 10.1%
Computers — 6.5%
Cadence Design Systems Inc. (a)(b)	7,141	140,392
MAXIMUS Inc.	2,872	188,777
NCR Corp. (a)(b)	4,042	121,664
NetApp Inc.	4,293	135,487
		586,320

Semiconductors — 3.6%
Teradyne Inc.	8,755	168,884
Xilinx Inc.	3,499	154,516
		323,400
Total Technology (Cost $877,486)		909,720

Utilities — 8.0%
Electric — 3.1%
Westar Energy Inc.	4,525	154,845
Xcel Energy Inc.	3,654	117,586
		272,431

The accompanying notes are an integral part of the financial statements.

2 0 1 5  A N N U A L  R E P O R T   |   19

Schedule of Investments

Quaker Mid-Cap Value Fund

June 30, 2015

	Number	Fair
	of Shares	Value
Common Stocks (Continued)

Gas — 4.9%
CenterPoint Energy Inc.	6,497	$123,638
Questar Corp.	6,367	133,134
UGI Corp.	5,341	183,997
		440,769
Total Utilities (Cost $616,559)		713,200
Total Common Stocks (Cost $7,006,498)		7,990,947

Real Estate Investment Trusts — 8.8%

Brixmor Property Group Inc.	7,693	177,939
Camden Property Trust	2,173	161,410
Corporate Office Properties Trust (b)	6,090	143,359
DDR Corp.	8,039	124,283
Mid-America Apartment Communities Inc. (b)	2,470	179,841
		786,832
Total Real Estate Investment Trusts (Cost $787,062)		786,832

Investments Purchased with Proceeds from Securities Lending — 20.8%

Money Market Funds — 20.8%
Mount Vernon Securities Lending Trust Prime Portfolio, 0.23% (c)(d)	1,866,716	1,866,716
Total Investments Purchased with Proceeds from Securities Lending (Cost $1,866,716)		1,866,716
Total Investments (Cost $9,660,276) — 118.7%		10,644,495
Liabilities in Excess of Other Assets, Net (18.7)%		(1,676,642)
Total Net Assets — 100.0%		$8,967,853

(a)	Non-income producing security.
(b)	All or a portion of the security is out on loan.
(c)	The rate shown is the annualized seven-day effective yield at period end.
(d)	Represents investments of collateral received from securities lending transactions.
(f)	Foreign issued security.

The accompanying notes are an integral part of the financial statements.

20   |   2 0 1 5  A N N U A L  R E P O R T

Schedule of Investments

Quaker Small-Cap Value Fund

June 30, 2015

	Number	Fair
	of Shares	Value
Common Stocks — 92.0%

Basic Materials — 4.2%
Chemicals — 1.1%
Ashland Inc.	2,750	$335,225
KMG Chemicals Inc.	3,580	91,075
		426,300

Forest Products & Paper — 1.6%
Domtar Corp.	3,040	125,856
Mercer International Inc. (a)	19,600	268,128
Resolute Forest Products Inc. (a)	10,530	118,463
Schweitzer-Mauduit International Inc.	1,900	75,772
		588,219

Mining — 1.5%
Dominion Diamond Corp. (f)	18,500	259,185
Kaiser Aluminum Corp. (b)	2,600	216,008
Nevsun Resources Ltd. (f)	25,770	97,153
Thompson Creek Metals Co. Inc. (a)(f)	7,690	6,306
		578,652
Total Basic Materials (Cost $1,748,166)		1,593,171

Communications — 7.7%
Internet — 3.4%
1-800-Flowers.com Inc. (a)	4,300	44,978
Autobytel Inc. (a)	5,350	85,546
Blue Nile Inc. (a)	5,900	179,301
DHI Group Inc. (a)	27,200	241,808
ePlus Inc. (a)	1,400	107,310
IAC/InterActiveCorp.	2,800	223,048
United Online Inc. (a)	20,600	322,802
XO Group Inc. (a)	5,840	95,484
		1,300,277

Media — 1.1%
Scholastic Corp. (b)	9,550	421,442

Telecommunications — 3.2%
Black Box Corp.	6,470	129,400
EarthLink Holdings Corp.	16,500	123,585
Fairpoint Communications Inc. (a)(b)	7,000	127,540
General Communication Inc. (a)	2,700	45,927
Inteliquent Inc.	5,600	103,040
NeuStar Inc. (a)(b)	12,000	350,520
Polycom Inc. (a)	28,000	320,320
		1,200,332
Total Communications (Cost $2,611,856)		2,922,051

Consumer, Cyclical — 16.9%
Airlines — 3.1%
Alaska Air Group Inc.	7,700	496,111
Hawaiian Holdings Inc. (a)(b)	9,700	230,375
JetBlue Airways Corp. (a)(b)	18,700	388,212
SkyWest Inc.	3,980	59,859
		1,174,557

Apparel — 0.1%
Skechers U.S.A. Inc. (a)	410	45,014

Auto Manufacturers — 0.9%
Wabash National Corp. (a)	26,100	327,294
	Number	Fair
	of Shares	Value
Common Stocks (Continued)

Auto Parts & Equipment — 5.6%
American Axle & Manufacturing Holdings Inc. (a)	21,320	$445,801
Cooper Tire & Rubber Co.	12,500	422,875
Dana Holding Corp.	2,800	57,624
Lear Corp.	4,500	505,170
Meritor Inc. (a)(b)	21,510	282,211
Modine Manufacturing Co. (a)	13,380	143,568
Tower International Inc. (a)	10,300	268,315
		2,125,564

Entertainment — 2.0%
Marriott Vacations Worldwide Corp.	2,700	247,725
Penn National Gaming Inc. (a)(b)	28,630	525,361
		773,086

Home Builders — 0.2%
NVR Inc. (a)	60	80,400

Home Furnishings — 0.6%
Select Comfort Corp. (a)	7,700	231,539

Leisure Time — 0.5%
Nautilus Inc. (a)	6,000	129,060
Steiner Leisure Ltd. (a)(f)	840	45,175
		174,235

Retail — 3.9%
American Eagle Outfitters Inc. (b)	4,100	70,602
Bravo Brio Restaurant Group Inc. (a)	5,900	79,945
Cash America International Inc.	2,020	52,904
The Cato Corp.	4,300	166,668
The Children’s Place Inc.	3,420	223,702
Denny’s Corp. (a)(b)	15,700	182,277
Express Inc. (a)	13,730	248,650
Outerwall Inc. (b)	6,200	471,882
		1,496,630
Total Consumer, Cyclical (Cost $5,417,284)		6,428,319

Consumer, Non-cyclical — 20.3%
Biotechnology — 5.5%
Aegerion Pharmaceuticals Inc. (a)(b)	12,900	244,713
Emergent Biosolutions Inc. (a)	14,360	473,162
Ligand Pharmaceuticals Inc. (a)(b)	2,540	256,286
Myriad Genetics Inc. (a)(b)	2,500	84,975
PDL BioPharma Inc. (b)	72,800	468,104
Repligen Corp. (a)	870	35,905
United Therapeutics Corp. (a)(b)	3,000	521,850
		2,084,995

Commercial Services — 4.7%
Aaron’s Inc.	2,840	102,837
Avis Budget Group Inc. (a)	5,140	226,571
Colliers International Group Inc. (f)	4,600	177,008
Cross Country Healthcare Inc. (a)	15,050	190,834
Ennis Inc.	7,050	131,060
Global Cash Access Holdings Inc. (a)	17,600	136,224
Great Lakes Dredge & Dock Co. (a)	24,600	146,616
Medifast Inc. (a)	3,500	113,120
Net 1 UEPS Technologies Inc. (a)	14,150	258,662
Nutrisystem Inc.	6,600	164,208
PAREXEL International Corp. (a)	2,240	144,054
		1,791,194

The accompanying notes are an integral part of the financial statements.

2 0 1 5  A N N U A L  R E P O R T   |   21

Schedule of Investments

Quaker Small-Cap Value Fund

June 30, 2015

	Number	Fair
	of Shares	Value
Common Stocks (Continued)

Food — 2.7%
Dean Foods Co.	10,550	$170,593
Ingles Markets Inc. Cl A	8,170	390,281
Sanderson Farms Inc. (b)	1,050	78,918
SpartanNash Co.	2,100	68,334
SUPERVALU Inc. (a)	39,600	320,364
		1,028,490

Healthcare-Products — 0.6%
BioTelemetry Inc. (a)	4,830	45,547
Genomic Health Inc. (a)	6,960	193,418
		238,965

Healthcare-Services — 3.7%
Addus HomeCare Corp. (a)	5,290	147,379
Amedisys Inc. (a)(b)	7,400	294,002
Chemed Corp. (b)	2,000	262,200
Health Net Inc. (a)	7,700	493,724
ICON PLC (a)(f)	1,600	107,680
The Providence Services Corp. (a)	2,020	89,446
		1,394,431

Pharmaceuticals — 3.1%
Eagle Pharmaceuticals Inc. (a)	1,840	148,782
Enanta Pharmaceuticals Inc. (a)(b)	4,800	215,952
Herbalife Ltd. (a)(f)	1,200	66,108
Neurocrine Biosciences Inc. (a)	1,640	78,326
Omnicare Inc.	90	8,483
Osiris Therapeutics Inc. (a)(b)	9,210	179,227
Progenics Pharmaceuticals Inc. (a)	5,230	39,016
SciClone Pharmaceuticals Inc. (a)	44,100	433,062
		1,168,956
Total Consumer, Non-cyclical (Cost $6,683,418)		7,707,031

Energy — 4.1%
Coal — 0.1%
Cloud Peak Energy Inc. (a)	5,280	24,605
SunCoke Energy Inc.	2,470	32,110
		56,715

Oil & Gas — 3.8%
Atwood Oceanics Inc. (b)	17,650	466,666
Delek US Holdings Inc.	1,570	57,808
Denbury Resources Inc.	6,850	43,566
Ensco PLC (f)	10,460	232,944
Nabors Industries Ltd. (f)	8,400	121,212
Noble Corp. PLC (b)(f)	7,870	121,119
Ocean Rig UDW Inc. (f)	14,780	75,821
Parker Drilling Co. (a)	25,050	83,166
Rowan Cos. PLC (f)	11,750	248,043
		1,450,345

Oil & Gas Services — 0.2%
Newpark Resources Inc. (a)	5,300	43,089
Pioneer Energy Services Corp. (a)	3,280	20,795
		63,884
Total Energy (Cost $1,885,776)		1,570,944
	Number	Fair
	of Shares	Value
Common Stocks (Continued)

Financial — 16.0%
Banks — 1.9%
Cardinal Financial Corp.	7,000	$152,530
Customers Bancorp Inc. (a)	1,860	50,015
United Community Banks Inc.	24,760	516,741
		719,286

Diversified Financial Services — 1.6%
Aircastle Ltd. (f)	8,700	197,229
Encore Capital Group Inc. (a)	1,020	43,595
MarketAxess Holdings Inc.	1,700	157,709
PHH Corp. (a)	4,780	124,423
World Acceptance Corp. (a)(b)	1,400	86,114
		609,070

Insurance — 9.8%
Allied World Assurance Co. Holdings AG (f)	8,820	381,200
Aspen Insurance Holdings Ltd. (f)	10,010	479,479
Assurant Inc. (b)	3,500	234,500
Assured Guaranty Ltd. (f)	16,880	404,951
Everest Re Group Ltd. (f)	2,740	498,708
HCI Group Inc. (b)	9,800	433,258
Reinsurance Group of America Inc.	5,610	532,221
Universal Insurance Holdings Inc.	9,800	237,160
Validus Holdings Ltd. (f)	12,000	527,880
		3,729,357

Real Estate — 1.6%
Jones Lang LaSalle Inc.	3,000	513,000
Marcus & Millichap Inc. (a)	1,770	81,668
		594,668

Savings & Loans — 1.1%
Banc of California Inc.	5,810	79,888
Flagstar Bancorp Inc. (a)	17,530	323,954
		403,842
Total Financial (Cost $5,389,482)		6,056,223

Industrial — 13.4%
Aerospace & Defense — 1.5%
Spirit AeroSystems Holdings Inc. (a)	9,300	512,523
Triumph Group Inc.	970	64,010
		576,533

Building Materials — 0.9%
Boise Cascade Co. (a)	9,490	348,093

Electrical Components & Equipment — 0.7%
Advanced Energy Industries Inc. (a)	3,900	107,211
General Cable Corp.	7,500	147,975
		255,186

Electronics — 3.8%
Flextronics International Ltd. (a)(f)	29,150	329,686
Jabil Circuit Inc. (b)	21,300	453,477
Orbotech Ltd. (a)(f)	23,300	484,640
Sanmina Corp. (a)	3,500	70,560
Zagg Inc. (a)(b)	12,940	102,485
		1,440,848

The accompanying notes are an integral part of the financial statements.

22   |   2 0 1 5  A N N U A L  R E P O R T

Schedule of Investments

Quaker Small-Cap Value Fund

June 30, 2015

	Number	Fair
	of Shares	Value
Common Stocks (Continued)

Engineering & Construction — 4.4%
Aegion Corp. (a)	11,240	$212,886
Argan Inc.	8,400	338,772
Comfort Systems U.S.A. Inc.	5,900	135,405
EMCOR Group Inc.	10,400	496,808
MYR Group Inc. (a)	16,180	500,933
		1,684,804

Miscellaneous Manufacturing — 0.2%
Myers Industries Inc.	3,470	65,930

Shipbuilding — 1.0%
Huntington Ingalls Industries Inc.	3,490	392,939

Transportation — 0.9%
Atlas Air Worldwide Holdings Inc. (a)(b)	3,090	169,826
CAI International Inc. (a)	3,000	61,770
Tsakos Energy Navigation Ltd. (f)	11,120	105,974
		337,570
Total Industrial (Cost $4,314,513)		5,101,903

Technology — 6.2%
Computers — 0.9%
Lexmark International Inc. (b)	3,800	167,960
Synopsys Inc. (a)	3,500	177,275
		345,235

Semiconductors — 0.9%
ChipMOS TECHNOLOGIES Bermuda Ltd. (f)	11,500	251,160
Kulicke & Soffa Industries Inc. (a)	6,100	71,431
		322,591

Software — 4.4%
Aspen Technology Inc. (a)	3,130	142,571
AVG Technologies NV (a)(f)	16,770	456,312
Avid Technology Inc. (a)(b)	3,170	42,288
CommVault Systems Inc. (a)	4,700	199,327
Merge Healthcare Inc. (a)	27,700	132,960
Progress Software Corp. (a)	18,600	511,500
Take-Two Interactive Software Inc. (a)(b)	6,820	188,027
		1,672,985
Total Technology (Cost $2,144,853)		2,340,811

Utilities — 3.2%
Electric — 1.2%
Portland General Electric Co. (b)	13,300	441,028

Gas — 2.0%
Southwest Gas Corp.	1,620	86,200
UGI Corp.	13,590	468,176
Vectren Corp.	5,800	223,184
		777,560
Total Utilities (Cost $1,182,775)		1,218,588
Total Common Stocks (Cost $31,378,123)		34,939,041
	Number	Fair
	of Shares	Value
Real Estate Investment Trusts — 6.3%

Ashford Hospitality Prime Inc.	19,220	$288,684
CoreSite Realty Corp.	6,300	286,272
Hospitality Properties Trust	15,000	432,300
Ryman Hospitality Properties Inc.	9,000	477,990
Summit Hotel Properties Inc.	37,900	493,079
Sunstone Hotel Investors Inc.	28,600	429,286
		2,407,611
Total Real Estate Investment Trusts (Cost $2,392,782)		2,407,611

Closed End Mutual Funds — 0.6%

THL Credit Inc.	20,000	231,000
Total Closed End Mutual Funds (Cost $246,998)		231,000

Investments Purchased with Proceeds from Securities Lending — 19.9%

Money Market Funds — 19.9%
Mount Vernon Securities Lending Trust Prime Portfolio, 0.23% (c)(d)	7,569,948	7,569,948
Total Investments Purchased with Proceeds from Securities Lending (Cost $7,569,948)		7,569,948
Total Investments (Cost $41,587,851) — 118.8%		45,147,600
Liabilities in Excess of Other Assets, Net (18.8%)		(7,146,810)
Total Net Assets — 100.0%		$38,000,790

(a)	Non-income producing security.
(b)	All or a portion of the security is out on loan.
(c)	The rate shown is the annualized seven-day effective yield at period end.
(d)	Represents investments of collateral received from securities lending transactions.
(f)	Foreign issued security.

The accompanying notes are an integral part of the financial statements.

2 0 1 5  A N N U A L  R E P O R T   |   23

Schedule of Investments

Quaker Strategic Growth Fund

June 30, 2015

	Number of Shares	Fair Value
Common Stocks — 92.3%

Basic Materials — 1.3%
Chemicals — 1.3%
Monsanto Co.	19,650	$2,094,493
Total Basic Materials (Cost $2,217,403)		2,094,493

Communications — 9.8%
Internet — 5.8%
Amazon.com Inc. (a)(b)	5,655	2,454,779
Facebook Inc. Cl A (a)	29,340	2,516,345
Google Inc. Cl A (a)	1,505	812,760
Google Inc. Cl C (a)	1,568	816,160
Netflix Inc. (a)(b)	4,351	2,858,346
		9,458,390

Media — 3.2%
CBS Corp. Cl B	44,205	2,453,378
Time Warner Inc.	33,130	2,895,893
		5,349,271

Telecommunications — 0.8%
Palo Alto Networks Inc. (a)(b)	7,200	1,257,840
Total Communications (Cost $14,365,224)		16,065,501

Consumer, Cyclical — 9.4%
Airlines — 3.1%
American Airlines Group Inc.	67,533	2,696,930
AMR Corp. Escrow (a)*^	211,235	382,335
Delta Air Lines Inc.	48,908	2,009,141
		5,088,406

Apparel — 2.2%
NIKE Inc. (b)	33,788	3,649,780

Distribution & Wholesale — 1.1%
HD Supply Holdings Inc. (a)	50,680	1,782,922

Retail — 3.0%
L Brands Inc.	18,885	1,619,011
Starbucks Corp. (b)	24,440	1,310,351
Ulta Salon Cosmetics & Fragrance Inc. (a)	13,220	2,041,829
		4,971,191
Total Consumer, Cyclical (Cost $14,228,353)		15,492,299

Consumer, Non-cyclical — 47.4%
Beverages — 1.3%
Anheuser-Busch InBev NV - ADR (f)	17,150	2,069,491

Biotechnology — 15.7%
Amgen Inc.	26,530	4,072,886
Biogen Inc. (a)	17,419	7,036,231
BioMarin Pharmaceutical Inc. (a)	21,495	2,940,086
Celgene Corp. (a)(b)	18,345	2,123,159
Gilead Sciences Inc.	33,803	3,957,655
Illumina Inc. (a)	9,315	2,034,023
Regeneron Pharmaceuticals Inc. (a)	4,081	2,081,841
Vertex Pharmaceuticals Inc. (a)(b)	11,853	1,463,608
		25,709,489

Commercial Services — 2.7%
MasterCard Inc. Cl A	39,755	3,716,297
Towers Watson & Co.	6,180	777,444
		4,493,741
	Number of Shares	Fair Value
Common Stocks (Continued)

Food — 1.5%
Mead Johnson Nutrition Co.	27,493	$2,480,418

Healthcare-Products — 1.2%
Abbott Laboratories	42,120	2,067,250

Healthcare-Services — 3.8%
Aetna Inc.	19,761	2,518,737
HCA Holdings Inc. (a)	40,667	3,689,310
		6,208,047

Pharmaceuticals — 21.2%
AbbVie Inc.	54,895	3,688,395
Allergan PLC (a)(f)	9,531	2,892,277
Bristol-Myers Squibb Co.	56,005	3,726,573
Eli Lilly & Co.	67,831	5,663,210
Jazz Pharmaceuticals PLC (a)(f)	13,265	2,335,569
Novartis AG - ADR (f)	36,165	3,556,466
Receptos Inc. (a)	15,115	2,872,606
Roche Holding AG (f)	179,880	6,308,392
Sanofi - ADR (f)	24,265	1,201,845
Valeant Pharmaceuticals International Inc. (a)(f)	11,055	2,455,868
		34,701,201
Total Consumer, Non-cyclical (Cost $70,073,855)		77,729,637

Energy — 3.2%
Energy-Alternate Sources — 1.3%
Canadian Solar Inc. (a)(b)(f)	73,935	2,114,541

Oil & Gas — 1.9%
Anadarko Petroleum Corp.	19,621	1,531,615
EOG Resources Inc.	4,735	414,549
Newfield Exploration Co. (a)	33,050	1,193,766
		3,139,930
Total Energy (Cost $5,896,249)		5,254,471

Financial — 10.3%
Banks — 4.7%
The Goldman Sachs Group Inc.	15,835	3,306,190
HDFC Bank Ltd. - ADR (f)	32,200	1,949,066
Morgan Stanley	62,300	2,416,617
		7,671,873

Diversified Financial Services — 4.4%
Ameriprise Financial Inc.	6,320	789,558
The Charles Schwab Corp. (b)	68,670	2,242,075
Visa Inc. Cl A (b)	62,005	4,163,636
		7,195,269

Insurance — 1.2%
Marsh & McLennan Cos. Inc.	35,273	1,999,979
Total Financial (Cost $14,908,678)		16,867,121

Industrial — 3.2%
Electronics — 1.2%
Honeywell International Inc. (b)	19,655	2,004,220

Transportation — 2.0%
FedEx Corp.	18,765	3,197,556
Total Industrial (Cost $4,868,812)		5,201,776

The accompanying notes are an integral part of the financial statements.

24   |   2 0 1 5  A N N U A L  R E P O R T

Schedule of Investments

Quaker Strategic Growth Fund

June 30, 2015

	Number of Shares	Fair Value
Common Stocks (Continued)

Technology — 7.7%
Computers — 2.0%
Apple Inc.	26,450	$3,317,491

Semiconductors — 1.3%
NXP Semiconductor NV (a)(f)	20,927	2,055,032

Software — 4.4%
Adobe Systems Inc. (a)	42,004	3,402,744
Intuit Inc. (b)	23,655	2,383,714
Tableau Software Inc. Cl A (a)(b)	12,475	1,438,368
		7,224,826
Total Technology (Cost $10,900,609)		12,597,349
Total Common Stocks (Cost $137,459,183)		151,302,647

Investments Purchased with Proceeds from Securities Lending — 10.3%

Money Market Funds — 10.3%
Mount Vernon Securities Lending Trust Prime Portfolio, 0.23% (c)(d)	16,879,532	16,879,532
Total Investments Purchased with Proceeds from Securities Lending (Cost $16,879,532)		16,879,532
Total Investments (Cost $154,338,715) — 102.6%		168,182,179
Liabilities in Excess of Other Assets, Net (2.6%)		(4,332,783)
Total Net Assets — 100.0%		$163,849,396

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of the security is out on loan.
(c)	The rate shown is the annualized seven-day effective yield at period end.
(d)	Represents investments of collateral received from securities lending transactions.
(f)	Foreign issued security.
*	Indicates an illiquid security. Total market value for illiquid securities is $382,335, representing 0.2% of net assets.
^	Indicates a fair valued security. Total market value for fair valued securities is $382,335, representing 0.2.% of net assets and Level 3 securities.

The accompanying notes are an integral part of the financial statements.

2 0 1 5  A N N U A L  R E P O R T   |   25

Statements of Assets and Liabilities

June 30, 2015
	Quaker Event Arbitrage Fund	Quaker Global Tactical Allocation Fund	Quaker Mid- Cap Value Fund	Quaker Small- Cap Value Fund	Quaker Strategic Growth Fund
ASSETS:
Investments, at value (Note 12)	$103,316,868	$10,256,541	$10,644,495	$45,147,600	$168,182,179
Cash	16,642,918	234,399	193,284	700,084	7,773,354
Foreign currency, at value	1,075,924	—	—	—	—
Cash held at brokers for short sales	2,463,859	—	—	—	—
Receivables:
Dividends and interest	362,315	6,923	15,784	32,850	100,336
Capital shares sold	555,164	14,051	122	42,091	203,983
Investment securities sold	218,583	304,281	—	655,628	6,065,684
Securities lending income	973	405	418	3,848	2,070
Prepaid expenses and other assets	99,316	7,028	7,806	31,603	139,994
Total assets	124,735,920	10,823,628	10,861,909	46,613,704	182,467,600

LIABILITIES:
Written options, at value	$1,268,095	$—	$—	$—	$—
Securities sold short, at value	2,639,419	—	—	—	—
Payables:
Due to advisor (Note 3)	103,286	9,395	7,972	31,722	195,932
Capital shares redeemed	310,259	9,954	6,185	4,999	231,288
Upon return of securities loaned	3,712,377	1,470,595	1,866,716	7,569,948	16,879,532
Investment securities purchased	2,744,516	289,890	—	969,428	1,108,937
Distribution fees	12,224	2,741	2,818	3,028	32,955
Trustee expenses	8,647	594	716	2,762	12,281
Chief compliance officer fees	5,147	406	420	1,718	7,404
Accrued expenses	100,142	9,118	9,229	29,309	149,875
Total liabilities	10,904,112	1,792,693	1,894,056	8,612,914	18,618,204
Net assets	$113,831,808	$9,030,935	$8,967,853	$38,000,790	$163,849,396

NET ASSETS CONSIST OF:
Paid-in capital	$111,327,312	$18,452,012	$12,873,578	$31,894,632	$512,777,652
Accumulated net investment income (loss)	(59,894)	(44,190)	(18,527)	(106)	(824,307)
Accumulated net realized gain (loss) on investments	5,074,400	(10,307,890)	(4,871,417)	2,546,515	(361,947,413)
Net unrealized appreciation (depreciation) on investments:
Securities	(2,539,854)	931,003	984,219	3,559,749	13,843,464
Securities sold short	(11,942)	—	—	—	—
Written option contracts	38,181	—	—	—	—
Foreign currency transactions	3,605	—	—	—	—
Total net assets	$113,831,808	$9,030,935	$8,967,853	$38,000,790	$163,849,396
Total investments, at cost	$105,856,722	$9,325,538	$9,660,276	$41,587,851	$154,338,715
Includes loaned securities with a market value of	$3,529,904	$1,439,554	$1,802,217	$7,313,402	$16,558,509
Total foreign currency, at cost	$1,072,044	$—	$—	$—	$—
Proceeds from securities sold short	2,627,477	—	—	—	—
Premiums on options	1,306,276	—	—	—	—
Class A shares:
Net assets	$31,817,457	$5,706,904	$5,520,342	$7,789,536	$77,187,787
Shares of beneficial interest outstanding(1)	2,376,964	495,675	222,787	322,569	2,907,395
Net asset value per share and redemption price per share	$13.39	$11.51	$24.78	$24.15	$26.55
Offering price per share (100/94.50 x net asset value per share)	$14.17	$12.18	$26.22	$25.56	$28.10
Class C shares:
Net assets	$6,594,646	$1,850,526	$1,943,648	$1,683,568	$20,140,173
Shares of beneficial interest outstanding(1)	506,723	169,628	89,456	84,366	865,022
Net asset value per share and redemption price per share	$13.01	$10.91	$21.73	$19.96	$23.28
Institutional Class Shares:
Net assets	$75,419,705	$1,473,505	$1,503,863	$28,527,686	$66,521,436
Shares of beneficial interest outstanding(1)	5,604,467	111,348	57,829	1,128,186	2,408,708
Net asset value per share and redemption price per share	$13.46	$13.23	$26.01	$25.29	$27.62

(1)	Unlimited number of shares of beneficial interest with a 0.01 par value authorized.

The accompanying notes are an integral part of the financial statements.

26   |   2 0 1 5  A N N U A L  R E P O R T

Statements of Operations

For the Fiscal Year Ended June 30, 2015
	Quaker Event Arbitrage Fund	Quaker Global Tactical Allocation Fund	Quaker Mid- Cap Value Fund	Quaker Small- Cap Value Fund	Quaker Strategic Growth Fund
INVESTMENT INCOME (LOSS)
Income:
Dividends (net of foreign withholding taxes)	$1,377,367	$95,531	$144,959	$507,827	$1,711,984
Interest	554,206	—	—	—	—
Securities lending income	33,633	3,832	8,984	60,237	40,746
Other Income	12,360	3	5	17	75
Total Income	1,977,566	99,366	153,948	568,081	1,752,805

Expenses:
Investment advisory fees (Note 3)	1,512,981	100,483	101,134	372,531	2,150,693
Fund administration and accounting fees	117,831	11,343	12,035	40,848	151,662
Transfer agent fees	257,775	18,906	23,834	50,388	360,744
Custody fees	27,129	7,235	3,047	10,832	16,796
Trustee fees and meeting expenses	36,333	2,212	2,866	10,780	47,889
Legal fees	29,127	1,762	2,202	8,482	37,354
Audit fees	26,198	1,774	2,154	8,271	36,668
Distribution fee — Class A	97,118	11,810	14,450	19,568	203,864
Distribution fee — Class C	63,378	19,265	20,591	17,220	215,751
Insurance	44,168	3,117	3,705	15,712	69,539
Officers’ compensation fees	62,834	4,320	5,215	20,011	88,819
Registration and filing expenses	68,583	4,765	5,759	22,768	101,701
Printing expenses	34,435	2,915	3,425	8,214	36,779
Dividends and interest on securities sold short	11,310	1,995	—	—	—
Other operating expenses	2,596	1,620	1,576	1,784	2,781
Total expenses	2,391,796	193,522	201,993	607,409	3,521,040
Investment advisory fees (reimbursed) or recovered (Note 3)	(206,244)	—	—	—	190,791
Net expenses	2,185,552	193,522	201,993	607,409	3,711,831
Net investment income (loss)	(207,986)	(94,156)	(48,045)	(39,328)	(1,959,026)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments:
Securities	3,901,091	1,157,680	1,496,645	3,153,654	25,961,573
Securities sold short	99,814	41,962	—	—	—
Written options	2,578,054	—	—	—	—
Foreign currency transactions	(115,622)	1	—	—	—
Net change in unrealized appreciation (depreciation) of investments:
Securities	(5,541,358)	(334,971)	(1,409,699)	(1,282,781)	(8,663,583)
Securities sold short	221,999	(10,087)	—	—	—
Written options	74,248	—	—	—	—
Foreign currency transactions	(13,869)	—	—	—	—
Net realized and unrealized gain (loss) on investments	1,204,357	854,585	86,946	1,870,873	17,297,990
Net increase (decrease) in net assets resulting from operations	$996,371	$760,429	$38,901	$1,831,545	$15,338,964
(Foreign withholding taxes on dividends/tax reclaims/interest)	$(10,478)	$(3,446)	$(197)	$(1,575)	$(55,755)

The accompanying notes are an integral part of the financial statements.

2 0 1 5  A N N U A L  R E P O R T   |   27

Statements of Changes in Net Assets

For the Fiscal Year Ended June 30, 2015

	Quaker Event Arbitrage Fund	Quaker Global Tactical Allocation Fund	Quaker Mid- Cap Value Fund	Quaker Small- Cap Value Fund	Quaker Strategic Growth Fund
INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income (loss)	$(207,986)	$(94,156)	$(48,045)	$(39,328)	$(1,959,026)
Net realized gain (loss) on investment transactions:
Securities	3,901,091	1,157,680	1,496,645	3,153,654	25,961,573
Securities sold short	99,814	41,962	—	—	—
Written options	2,578,054	—	—	—	—
Foreign currency transactions	(115,622)	1	—	—	—
Net change in unrealized appreciation (depreciation) of investment transactions:
Securities	(5,541,358)	(334,971)	(1,409,699)	(1,282,781)	(8,663,583)
Securities sold short	221,999	(10,087)	—	—	—
Written options	74,248	—	—	—	—
Foreign currency transactions	(13,869)	—	—	—	—
Net increase (decrease) in net assets resulting from operations	996,371	760,429	38,901	1,831,545	15,338,964

Distributions to shareholders from:
Net investment income — Class A	(306,809)	—	—	—	—
Net investment income — Class C	(11,982)	—	—	—	—
Net investment income — Institutional Class	(812,515)	—	—	—	—
Net realized capital gain — Class A	(1,997,309)	—	—	(414,711)	—
Net realized capital gain — Class C	(340,345)	—	—	(107,437)	—
Net realized capital gain — Institutional Class	(3,851,430)	—	—	(1,402,902)	—
Total distributions	(7,320,390)	—	—	(1,925,050)	—

Capital share transactions:
Increase (decrease) in net assets from fund share transactions (Note 9)	1,091,370	945,368	(1,096,913)	(92,858)	(20,472,584)
Total increase (decrease) in net assets	(5,232,649)	1,705,797	(1,058,012)	(186,363)	(5,133,620)

NET ASSETS
Beginning of period	119,064,457	7,325,138	10,025,865	38,187,153	168,983,016
End of period	$113,831,808	$9,030,935	$8,967,853	$38,000,790	$163,849,396
Undistributed (Accumulated) net investment income (loss), at end of period	$(59,894)	$(44,190)	$(18,527)	$(106)	$(824,307)

For the Fiscal Year Ended June 30, 2014

	Quaker Event Arbitrage Fund	Quaker Global Tactical Allocation Fund	Quaker Mid- Cap Value Fund	Quaker Small- Cap Value Fund	Quaker Strategic Growth Fund
INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income (loss)	$2,724,358	$(72,865)	$(49,206)	$(119,183)	$(1,973,295)
Net realized gain (loss) on investment transactions:
Securities	4,286,494	1,133,949	1,749,962	6,633,684	35,701,470
Securities sold short	(407,873)	6,386	—	—	—
Written options	(777,755)	—	—	—	—
Foreign currency transactions	26,590	—	—	—	—
Forwards	(14,974)	—	—	—	—
Net change in unrealized appreciation (depreciation) of investment transactions:
Securities	3,217,315	603,050	658,016	1,488,495	3,559,837
Securities sold short	(228,457)	(11,938)	—	—	—
Written options	78,628	—	—	—	—
Foreign currency transactions	21,680	—	—	—	—
Forwards	420	—	—	—	—
Net increase (decrease) in net assets resulting from operations	8,926,426	1,658,582	2,358,772	8,002,996	37,288,012

Distributions to shareholders from:
Net investment income — Class A	(27,671)	—	—	(21,954)	—
Net investment income — Institutional Class	(65,885)	—	—	(95,111)	—
Net realized capital gain — Class A	(216,462)	—	—	—	—
Net realized capital gain — Class C	(33,170)	—	—	—	—
Net realized capital gain — Institutional Class	(207,847)	—	—	—	—
Total distributions	(551,035)	—	—	(117,065)	—

Capital share transactions:
Increase (decrease) in net assets from fund share transactions (Note 9)	44,574,266	(939,131)	(1,237,219)	(2,444,037)	(26,094,689)
Total increase (decrease) in net assets	52,949,657	719,451	1,121,553	5,441,894	11,193,323

NET ASSETS
Beginning of period	66,114,800	6,605,687	8,904,312	32,745,259	157,789,693
End of period	$119,064,457	$7,325,138	$10,025,865	$38,187,153	$168,983,016
Undistributed (Accumulated) net investment income (loss), at end of period	$3,306,993	$(16,907)	$(19,443)	$—	$(852,247)

The accompanying notes are an integral part of the financial statements.

28   |   2 0 1 5  A N N U A L  R E P O R T

Financial Highlights

Quaker Event Arbitrage

(For a Share Outstanding Throughout the Period)

	Class A
	Years Ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.07	$12.81	$11.93	$12.50	$12.54
Income from investment operations:
Net investment income (loss)(1)	(0.04)	0.41	0.37	0.11	—
Net realized and unrealized gain (loss) on investments	0.21	0.93	0.65	(0.41)	0.06
Total from investment operations	0.17	1.34	1.02	(0.30)	0.06
Distributions to shareholders from:
Net investment income	(0.11)	(0.01)	(0.01)	—	(0.06)
Net realized capital gain	(0.74)	(0.07)	(0.13)	(0.27)	(0.04)
Total distributions	(0.85)	(0.08)	(0.14)	(0.27)	(0.10)
Net asset value, end of period	$13.39	$14.07	$12.81	$11.93	$12.50
Total Return(2)	1.38%	10.47%	8.70%	(2.31)%	0.47%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$31,817	$53,035	$35,232	$34,725	$25,413
Ratio of expenses to average net assets:
Expense before reduction(3)(4)	2.17%	2.15%	2.37%	2.37%	2.30%
Expense net of fee waivers, if any(3)(5)	1.99%	1.99%	1.99%	1.99%	1.99%
Ratio of net investment income (loss) to average net assets *:
Before waiver and expense reimbursement(3)	(0.47)%	2.85%	2.64%	0.55%	(0.28)%
After waiver and expense reimbursement(3)	(0.29)%	3.01%	3.02%	0.92%	0.04%
Portfolio turnover rate	237%	280%	186%	157%	99%

	Class C
	Years Ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.72	$12.57	$11.78	$12.45	$12.55
Income from investment operations:
Net investment income (loss)(1)	(0.14)	0.30	0.28	0.02	(0.07)
Net realized and unrealized gain (loss) on investments	0.20	0.92	0.64	(0.42)	0.04
Total from investment operations	0.06	1.22	0.92	(0.40)	(0.03)
Distributions to shareholders from:
Net investment income	(0.03)	—	—	—	(0.03)
Net realized capital gain	(0.74)	(0.07)	(0.13)	(0.27)	(0.04)
Total distributions	(0.77)	(0.07)	(0.13)	(0.27)	(0.07)
Net asset value, end of period	$13.01	$13.72	$12.57	$11.78	$12.45
Total Return(2)	0.52%	9.72%	7.91%	(3.13)%	(0.24)%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$6,595	$6,555	$5,954	$7,195	$4,369
Ratio of expenses to average net assets:
Expense before reductions(3)(6)	2.92%	2.90%	3.12%	3.12%	3.08%
Expense net of fee waivers, if any(3)(7)	2.74%	2.74%	2.74%	2.74%	2.74%
Ratio of net investment income (loss) to average net assets *:
Before waiver and expense reimbursement(3)	(1.22)%	2.10%	1.89%	(0.17)%	(0.91)%
After waiver and expense reimbursement(3)	(1.04)%	2.26%	2.27%	0.21%	(0.57)%
Portfolio turnover rate	237%	280%	186%	157%	99%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(4)	Expenses before reductions (excluding dividend and interest expense for securities sold short) were 2.16%, 2.14%, 2.34%, 2.35% and 2.24% for the years ended June 30, 2015, 2014, 2013, 2012 and 2011, respectively.

(5)	Expenses net of all reductions (excluding dividend and interest expense for securities sold short) were 1.98%, 1.98%, 1.96%, 1.98% and 1.93% for the years ended June 30, 2015, 2014, 2013, 2012 and 2011, respectively.

(6)	Expenses before reductions (excluding dividend and interest expense for securities sold short) were 2.91%, 2.89%, 3.09%, 3.10% and 3.02% for the years ended June 30, 2015, 2014, 2013, 2012, and 2011, respectively.

(7)	Expenses net of all reductions (excluding dividend and interest expense for securities sold short) were 2.73%, 2.73%, 2.71%, 2.73% and 2.68% for the years ended June 30, 2015, 2014, 2013, 2012, and 2011, respectively.

*	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.

2 0 1 5  A N N U A L  R E P O R T   |   29

Financial Highlights

Quaker Event Arbitrage

(For a Share Outstanding Throughout the Period)

	Institutional Class
	Years Ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.15	$12.86	$11.97	$12.52	$12.54
Income from investment operations:
Net investment income (loss)(1)	(0.01)	0.44	0.40	0.13	0.08
Net realized and unrealized gain (loss) on investments	0.21	0.94	0.67	(0.41)	0.02
Total from investment operations	0.20	1.38	1.07	(0.28)	0.10
Distributions to shareholders from:
Net investment income	(0.15)	(0.02)	(0.05)	—	(0.08)
Net realized capital gain	(0.74)	(0.07)	(0.13)	(0.27)	(0.04)
Total distributions	(0.89)	(0.09)	(0.18)	(0.27)	(0.12)
Net asset value, end of period	$13.46	$14.15	$12.86	$11.97	$12.52
Total Return(2)	1.61%	10.77%	9.04%	(2.14)%	0.72%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$75,420	$59,474	$24,929	$13,292	$19,941
Ratio of expenses to average net assets:
Expense before reductions(3)(4)	1.92%	1.90%	2.12%	2.09%	2.11%
Expense net of fee waivers, if any(3)(5)	1.74%	1.74%	1.74%	1.74%	1.74%
Ratio of net investment income (loss) to average net assets *:
Before waiver and expense reimbursement(3)	(0.22)%	3.10%	2.89%	0.75%	0.26%
After waiver and expense reimbursement(3)	(0.04)%	3.26%	3.27%	1.11%	0.62%
Portfolio turnover rate	237%	280%	186%	157%	99%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(4)	Expenses before reductions (excluding dividend and interest expense for securities sold short) were 1.91%, 1.89%, 2.09%, 2.08% and 2.06%, for the years ended June 30, 2015, 2014, 2013, 2012 and 2011, respectively.

(5)	Expenses net of all reductions (excluding dividend and interest expense for securities sold short) were 1.73%, 1.73%, 1.71%, 1.73% and 1.70% for the years ended June 30, 2015, 2014, 2013, 2012 and 2011, respectively.

*	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.

30   |   2 0 1 5  A N N U A L  R E P O R T

Financial Highlights

Quaker Global Tactical Allocation Fund

(For a Share Outstanding Throughout the Period)

	Class A
	Years Ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.46	$8.30	$7.12	$7.51	$5.92
Income from investment operations:
Net investment income (loss)(1)	(0.11)	(0.08)	(0.09)	(0.10)	(0.09)
Net realized and unrealized gain (loss) on investments	1.16	2.24	1.27	(0.29)	1.68
Total from investment operations	1.05	2.16	1.18	(0.39)	1.59
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$11.51	$10.46	$8.30	$7.12	$7.51
Total Return(2)	10.04%	26.02%	16.57%	(5.19)%	26.86%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$5,707	$3,992	$3,856	$5,707	$11,708
Ratio of expenses to average net assets(3)	2.27%	2.19%	2.83%	2.68%	2.41%
Ratio of net investment income (loss) to average net assets	(1.03)%	(0.80)%	(1.22)%	(1.41)%	(1.30)%
Portfolio turnover rate	125%	130%	484%	880%	732%

	Class C
	Years Ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.99	$7.98	$6.90	$7.34	$5.82
Income from investment operations:
Net investment income (loss)(1)	(0.19)	(0.14)	(0.14)	(0.15)	(0.14)
Net realized and unrealized gain (loss) on investments	1.11	2.15	1.22	(0.29)	1.66
Total from investment operations	0.92	2.01	1.08	(0.44)	1.52
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$10.91	$9.99	$7.98	$6.90	$7.34
Total Return(2)	9.21%	25.19%	15.65%	(5.99)%	26.12%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$1,851	$2,093	$2,124	$3,158	$6,880
Ratio of expenses to average net assets(4)	3.02%	2.94%	3.58%	3.43%	3.16%
Ratio of net investment income (loss) to average net assets	(1.78)%	(1.55)%	(1.97)%	(2.15)%	(2.07)%
Portfolio turnover rate	125%	130%	484%	880%	732%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Ratio of expenses (excluding dividend and interest expense for securities sold short) were 2.25%, 2.15% and 2.83% for the years ended June 30, 2015, 2014 and 2013, respectively.

(4)	Ratio of expenses (excluding dividend and interest expense for securities sold short) were 3.00%, 2.90% and 3.58% for the years ended June 30, 2015, 2014 and 2013, respectively.

*	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.

2 0 1 5  A N N U A L  R E P O R T   |   31

Financial Highlights

Quaker Global Tactical Allocation Fund

(For a Share Outstanding Throughout the Period)

	Institutional Class
	Years Ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.00	$9.49	$8.12	$8.55	$6.71
Income from investment operations:
Net investment income (loss)(1)	(0.10)	(0.06)	(0.08)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	1.33	2.57	1.45	(0.34)	1.92
Total from investment operations	1.23	2.51	1.37	(0.43)	1.84
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$13.23	$12.00	$9.49	$8.12	$8.55
Total Return(2)	10.25%	26.45%	16.87%	(5.03)%	27.42%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$1,474	$1,240	$625	$899	$987
Ratio of expenses to average net assets(3)	2.02%	1.94%	2.58%	2.47%	2.16%
Ratio of net investment income (loss) to average net assets	(0.78)%	(0.55)%	(0.97)%	(1.12)%	(1.05)%
Portfolio turnover rate	125%	130%	484%	880%	732%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Ratio of expenses (excluding dividend and interest expense for securities sold short) were 2.00%, 1.90% and 2.58% for the years ended June 30, 2015, 2014 and 2013, respectively.

*	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.

32   |   2 0 1 5  A N N U A L  R E P O R T

Financial Highlights

Quaker Mid-Cap Value Fund

(For a Share Outstanding Throughout the Period)

	Class A
	Years Ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$24.62	$18.99	$15.73	$16.03	$11.99
Income from investment operations:
Net investment income (loss)(1)	(0.10)	(0.09)	(0.14)	(0.11)	(0.13)
Net realized and unrealized gain (loss) on investments	0.26	5.72	3.40	(0.19)	4.17
Total from investment operations	0.16	5.63	3.26	(0.30)	4.04
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$24.78	$24.62	$18.99	$15.73	$16.03
Total Return(2)	0.65%	29.65%	20.72%	(1.87)%	33.69%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$5,520	$5,724	$6,029	$6,114	$7,229
Ratio of expenses to average net assets	1.98%	2.03%	2.19%	2.21%	2.13%
Ratio of net investment income (loss) to average net assets	(0.39)%	(0.42)%	(0.80)%	(0.70)%	(0.88)%
Portfolio turnover rate	49%	62%	47%	42%	27%

	Class C
	Years Ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$21.75	$16.91	$14.11	$14.48	$10.92
Income from investment operations:
Net investment income (loss)(1)	(0.25)	(0.22)	(0.24)	(0.20)	(0.22)
Net realized and unrealized gain (loss) on investments	0.23	5.06	3.04	(0.17)	3.78
Total from investment operations	(0.02)	4.84	2.80	(0.37)	3.56
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$21.73	$21.75	$16.91	$14.11	$14.48
Total Return(2)	(0.09)%	28.62%	19.84%	(2.56)%	32.60%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$1,944	$2,086	$1,815	$1,950	$2,577
Ratio of expenses to average net assets	2.73%	2.78%	2.94%	2.96%	2.88%
Ratio of net investment income (loss) to average net assets	(1.14)%	(1.17)%	(1.55)%	(1.45)%	(1.63)%
Portfolio turnover rate	49%	62%	47%	42%	27%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

The accompanying notes are an integral part of the financial statements.

2 0 1 5  A N N U A L  R E P O R T   |   33

Financial Highlights

Quaker Mid-Cap Value Fund

(For a Share Outstanding Throughout the Period)

	Institutional Class
	Years Ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$25.77	$19.83	$16.39	$16.66	$12.43
Income from investment operations:
Net investment income (loss)(1)	(0.04)	(0.04)	(0.10)	(0.07)	(0.10)
Net realized and unrealized gain (loss) on investments	0.28	5.98	3.54	(0.20)	4.33
Total from investment operations	0.24	5.94	3.44	(0.27)	4.23
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$26.01	$25.77	$19.83	$16.39	$16.66
Total Return(2)	0.93%	29.95%	20.99%	(1.62)%	34.03%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$1,504	$2,216	$1,060	$351	$433
Ratio of expenses to average net assets	1.73%	1.78%	1.94%	1.96%	1.87%
Ratio of net investment income (loss) to average net assets	(0.14)%	(0.17)%	(0.55)%	(0.45)%	(0.62)%
Portfolio turnover rate	49%	62%	47%	42%	27%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

The accompanying notes are an integral part of the financial statements.

34   |   2 0 1 5  A N N U A L  R E P O R T

Financial Highlights

Quaker Small-Cap Value Fund

(For a Share Outstanding Throughout the Period)

	Class A
	Years Ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$24.28	$19.50	$15.85	$16.53	$11.54
Income from investment operations:
Net investment income (loss)(1)	(0.06)	(0.11)	0.09	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	1.22	4.95	3.58	(0.60)	5.04
Total from investment operations	1.16	4.84	3.67	(0.68)	4.99
Distributions to shareholders from:
Net investment income	—	(0.06)	(0.02)	—	—
Net realized capital gain	(1.29)	—	—	—	—
Total distributions	(1.29)	(0.06)	(0.02)	—	—
Net asset value, end of period	$24.15	$24.28	$19.50	$15.85	$16.53
Total Return(2)	4.96%	24.83%	23.17%	(4.11)%	43.24%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$7,790	$8,512	$7,727	$8,347	$14,168
Ratio of expenses to average net assets	1.78%	1.83%	1.93%	1.96%	1.98%
Ratio of net investment income (loss) to average net assets	(0.26)%	(0.47)%	0.49%	(0.52)%	(0.35)%
Portfolio turnover rate	128%	176%	142%	158%	131%

	Class C
	Years Ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$20.43	$16.49	$13.49	$14.17	$9.98
Income from investment operations:
Net investment income (loss)(1)	(0.20)	(0.23)	(0.04)	(0.16)	(0.14)
Net realized and unrealized gain (loss) on investments	1.02	4.17	3.04	(0.52)	4.33
Total from investment operations	0.82	3.94	3.00	(0.68)	4.19
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	(1.29)	—	—	—	—
Total distributions	(1.29)	—	—	—	—
Net asset value, end of period	$19.96	$20.43	$16.49	$13.49	$14.17
Total Return(2)	4.20%	23.89%	22.24%	(4.80)%	41.98%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$1,684	$1,806	$1,625	$1,863	$2,524
Ratio of expenses to average net assets	2.53%	2.58%	2.68%	2.70%	2.73%
Ratio of net investment income (loss) to average net assets	(1.01)%	(1.22)%	(0.26)%	(1.25)%	(1.15)%
Portfolio turnover rate	128%	176%	142%	158%	131%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

The accompanying notes are an integral part of the financial statements.

2 0 1 5  A N N U A L  R E P O R T    |   35

Financial Highlights

Quaker Small-Cap Value Fund

(For a Share Outstanding Throughout the Period)

	Institutional Class
	Years Ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$25.30	$20.29	$16.50	$17.15	$11.96
Income from investment operations:
Net investment income (loss)(1)	(0.00)^	(0.05)	0.13	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	1.28	5.14	3.73	(0.61)	5.20
Total from investment operations	1.28	5.09	3.86	(0.65)	5.19
Distributions to shareholders from:
Net investment income	—	(0.08)	(0.07)	—	—
Net realized capital gain	(1.29)	—	—	—	—
Total distributions	(1.29)	(0.08)	(0.07)	—	—
Net asset value, end of period	$25.29	$25.30	$20.29	$16.50	$17.15
Total Return(2)	5.24%	25.13%	23.44%	(3.79)%	43.39%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$28,528	$27,868	$23,393	$20,028	$23,073
Ratio of expenses to average net assets	1.53%	1.58%	1.68%	1.71%	1.73%
Ratio of net investment income (loss) to average net assets	(0.01)%	(0.22)%	0.74%	(0.25)%	(0.07)%
Portfolio turnover rate	128%	176%	142%	158%	131%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

^	Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

36    |   2 0 1 5  A N N U A L  R E P O R T

Financial Highlights

Quaker Strategic Growth Fund

(For a Share Outstanding Throughout the Period)

	Class A
	Years Ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$24.19	$19.31	$16.13	$16.53	$13.33
Income from investment operations:
Net investment income (loss)(1)	(0.30)	(0.26)	(0.15)	(0.15)	(0.14)
Net realized and unrealized gain (loss) on investments	2.66	5.14	3.33	(0.25)	3.34
Total from investment operations	2.36	4.88	3.18	(0.40)	3.20
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$26.55	$24.19	$19.31	$16.13	$16.53
Total Return(2)	9.76%	25.27%	19.71%	(2.42)%	24.01%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$77,188	$87,053	$88,970	$111,778	$186,877
Ratio of expenses to average net assets:
Before expense reimbursements or recoveries(3)	2.12%	2.15%	2.36%	2.30%	2.21%
After expense reimbursements or recoveries(3)	2.24%	2.24%	2.24%	2.24%	1.99%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursements or recoveries(3)	(1.06)%	(1.06)%	(0.98)%	(1.03)%	(1.14)%
After expense reimbursements or recoveries(3)	(1.18)%	(1.15)%	(0.86)%	(0.98)%	(0.92)%
Portfolio turnover rate	149%	170%	294%	178%	136%

	Class C
	Years Ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$21.37	$17.19	$14.47	$14.94	$12.14
Income from investment operations:
Net investment income (loss)(1)	(0.43)	(0.37)	(0.25)	(0.24)	(0.23)
Net realized and unrealized gain (loss) on investments	2.34	4.55	2.97	(0.23)	3.03
Total from investment operations	1.91	4.18	2.72	(0.47)	2.80
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$23.28	$21.37	$17.19	$14.47	$14.94
Total Return(2)	8.94%	24.32%	18.80%	(3.15)%	23.06%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$20,140	$22,931	$22,968	$27,102	$42,729
Ratio of expenses to average net assets:
Before expense reimbursements or recoveries(3)	2.87%	2.90%	3.11%	3.04%	2.96%
After expense reimbursements or recoveries(3)	2.99%	2.99%	2.99%	2.99%	2.74%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursements or recoveries(3)	(1.81)%	(1.81)%	(1.74)%	(1.77)%	(1.90)%
After expense reimbursements or recoveries(3)	(1.93)%	(1.90)%	(1.62)%	(1.72)%	(1.68)%
Portfolio turnover rate	149%	170%	294%	178%	136%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Expenses reimbursed reflect reductions and expenses recovered reflect increases to total expenses, as discussed in the notes to the financial statements. These reimbursed amounts would increase the net investment loss ratio or decrease the net investment income ratio and recovered amounts would decrease the net investment loss ratio or increase the net investment income ratio, as applicable, had such reductions or increases not occurred.

The accompanying notes are an integral part of the financial statements.

2 0 1 5  A N N U A L  R E P O R T   |   37

Financial Highlights

Quaker Strategic Growth Fund

(For a Share Outstanding Throughout the Period)

	Institutional Class
	Years Ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$25.10	$19.99	$16.66	$17.03	$13.71
Income from investment operations:
Net investment income (loss)(1)	(0.25)	(0.21)	(0.11)	(0.11)	(0.11)
Net realized and unrealized gain (loss) on investments	2.77	5.32	3.44	(0.26)	3.43
Total from investment operations	2.52	5.11	3.33	(0.37)	3.32
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$27.62	$25.10	$19.99	$16.66	$17.03
Total Return(2)	10.04%	25.56%	19.99%	(2.17)%	24.22%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$66,521	$58,999	$45,851	$40,288	$41,519
Ratio of expenses to average net assets:
Before expense reimbursements or recoveries(3)	1.87%	1.90%	2.11%	2.03%	1.97%
After expense reimbursements or recoveries(3)	1.99%	1.99%	1.99%	1.99%	1.74%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursements or recoveries(3)	(0.81)%	(0.81)%	(0.74)%	(0.72)%	(0.89)%
After expense reimbursements or recoveries(3)	(0.93)%	(0.90)%	(0.62)%	(0.68)%	(0.66)%
Portfolio turnover rate	149%	170%	294%	178%	136%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Expenses reimbursed reflect reductions and expenses recovered reflect increases to total expenses, as discussed in the notes to the financial statements. These reimbursed amounts would increase the net investment loss ratio or decrease the net investment income ratio and recovered amounts would decrease the net investment loss ratio or increase the net investment income ratio, as applicable, had such reductions or increases not occurred.

The accompanying notes are an integral part of the financial statements.

38    |   2 0 1 5  A N N U A L  R E P O R T

Notes to the Financial Statements

Note 1 — Organization

The Quaker Investment Trust (“Trust”), a diversified, open-end management investment company, was organized as a Massachusetts business trust on October 24, 1990, and is registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust’s Amended and Restated Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust currently has five series: Quaker Event Arbitrage Fund (“Event Arbitrage”), Quaker Global Tactical Allocation Fund (“Global Tactical Allocation”), Quaker Mid-Cap Value Fund (“Mid-Cap Value”), Quaker Small-Cap Value Fund (“Small-Cap Value”) and Quaker Strategic Growth Fund (“Strategic Growth”) (each a “Fund” and collectively, “Funds”). All Funds are diversified. The investment objectives of each Fund are set forth below.

Strategic Growth and Small-Cap Value commenced operations on November 25, 1996. Mid-Cap Value commenced operations on December 31, 1997. Global Tactical Allocation commenced operations on May 1, 2008. Event Arbitrage commenced operations on June 7, 2010 in conjunction with the reorganization of the Pennsylvania Avenue Event Driven Fund (“Event Driven Fund”).The predecessor to the Event Driven Fund, the Pennsylvania Avenue Fund, commenced operations on September 19, 2002. The investment objective of these Funds is to seek long-term growth of capital. The investment objective of these funds is non-fundamental in that this objective may be changed by the Board of Trustees (“Board” or “Trustees”) without shareholder approval. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

The Funds currently offer three classes of shares (Class A, Class C and Institutional Class Shares). Class A Shares are charged a front-end sales charge and a distribution and servicing fee; Class C shares are charged a distribution fee, but bear no front-end sales charge or contingent deferred sales charge (“CDSC”); and Institutional Class Shares bear no front-end sales charge or CDSC, but have higher minimum investment thresholds. Quaker Funds, Inc. (“QFI”), the investment adviser to each of the Funds, has the ability to waive the minimum investment for Institutional Class shares at its discretion.

Note 2 — Summary of Significant Accounting Policies and Other Information

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Security Valuation. The Funds’ investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are generally valued at the last quoted sales price at the time of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board.

Short-term investments are valued at amortized cost, which approximates fair market value.

The Funds may enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions or to defend the portfolio against currency fluctuations. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the reporting period, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

For financial reporting purposes, investment transactions are recorded on the trade date; however, for purposes of executing shareholder transactions, the Funds record changes in holdings of portfolio securities no later than the first business day after the trade date in accordance with Rule 2a-4 of the 1940 Act. Accordingly, certain differences between net asset value for financial reporting and for executing shareholder transactions may arise.

The Funds have adopted fair valuation procedures to value securities at fair market value in certain circumstances, and the Trust has established a Valuation Committee responsible for determining when fair valuing a security is necessary and appropriate. The Funds will value securities at fair market value when market quotations are not readily available or when securities cannot be accurately valued within established pricing procedures. The Valuation Committee may also fair value foreign securities whose prices may have been affected by events occurring after the close of trading in their respective markets but prior to the time the Fund holding the foreign securities calculates its net asset value. The Funds’ fair valuation procedures are designed to help ensure that prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund may receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. A financial instrument’s level within the fair value hierarchy is based on the lowest level that is significant to the fair value measurement. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including the pricing model used and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The significant unobservable inputs used in the fair value measurement of the reporting entity’s private equity holdings are, the last traded price, the cost of prior transactions, single broker quotes, uncertainty of future payout, principal after change in indenture, annual lowest price provided by pricing service, pricing service price adjusted for recent payout distribution, last trade price on per-conversion bond adjusted to post-reorganization of equity and discounts applied for lack of marketability. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

2 0 1 5  A N N U A L  R E P O R T   |   39

Notes to the Financial Statements

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

Various inputs may be used to determine the value of each Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Municipal securities, long-term U.S. Government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, OTC options and international equity securities valued by an independent third party in order to adjust for stale pricing and foreign market holidays.

Level 3 — Prices determined using significant unobservable inputs (including the Fund’s own assumptions). For restricted equity securities where observable inputs are limited, assumptions about market activity and risk are used in determining fair value. These are categorized as Level 3 in the hierarchy.

For international equity securities traded on a foreign exchange or market which closes prior to a Fund’s Valuation Time, in order to adjust for events which occur between the close of the foreign exchange they are traded on and the close of the New York Stock Exchange, a fair valuation model is used, and these securities are categorized as Level 2.

A Fund may hold securities, some of which are classified as Level 3 investments (as defined below). Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these securities.

The value of a foreign security is generally determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the New York Stock Exchange (“NYSE”), if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. If market quotations are not readily available for a foreign security or an event has occurred that caused a quotation to be unavailable or unreliable, the Valuation Committee will fair value foreign securities using the procedures described below.

The Trust has adopted fair valuation procedures to value securities at fair market value when independent prices are unavailable or unreliable, and the Trust has established a Valuation Committee that is responsible for determining when fair valuing a security is necessary and appropriate. Securities and assets for which market quotations are not readily available may be valued based upon valuation methods that include: (i) multiple of earnings; (ii) yield to maturity with respect to debt issues; (iii) discounts from market prices of similar freely traded securities; or (iv) a combination of these methods. Securities may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time the Fund calculates its net asset value (“NAV”) because an event had occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund’s NAV calculation.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Description	EVENT ARBITRAGE FUND	Level 1	Level 2	Level 3	Total
Common Stocks		$68,416,948	$1,859,257	$2,360,386	$72,636,591
Preferred Stocks		4,926,899	10	813,000	5,739,909
Real Estate Investment Trusts		2,684,570	—	—	2,684,570
Rights		—	—	0	0
Structured Notes		—	7,714,424	—	7,714,424
Asset Backed Securities		—	358,869	—	358,869
Convertible Bonds		—	1,795,247	277,047	2,072,294
Corporate Bonds		—	4,572,562	738,396	5,310,958
Mortgage Backed Securities		—	392,292	—	392,292
Municipal Bonds		—	735,822	—	735,822
Commercial Paper		—	532,500	—	532,500
Term Loan		—	—	511,054	511,054
Escrow Notes		—	—	0	0
Purchased Options		496,193	419,015	—	915,208
Investments Purchased with Proceeds from Securities Lending		3,712,377	—	—	3,712,377
Total Investments in Securities		$80,236,987	$18,379,998	$4,699,883	$103,316,868
Common Stocks sold short		(2,192,935)	—	—	(2,192,935)
Real Estate Investment Trusts sold short		(446,484)	—	—	(446,484)
Written Options		(765,465)	(481,210)	(21,420)	(1,268,095)
Total Investments in Securities sold short		$(3,404,884)	$(481,210)	$(21,420)	$(3,907,514)

Description	GLOBAL TACTICAL ALLOCATION FUND	Level 1	Level 2	Level 3	Total
Common Stocks		$8,426,287	$—	$13,756	$8,440,043
Exchange Traded Funds		345,903	—	—	345,903
Investments Purchased with Proceeds from Securities Lending		1,470,595	—	—	1,470,595
Total Investments in Securities		$10,242,785	$—	$13,756	$10,256,541

40   |   2 0 1 5  A N N U A L  R E P O R T

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

Description	MID-CAP VALUE FUND	Level 1	Level 2	Level 3	Total
Common Stocks		$7,990,947	$—	$—	$7,990,947
Real Estate Investment Trusts		786,832	—	—	786,832
Investments Purchased with Proceeds from Securities Lending		1,866,716	—	—	1,866,716
Total Investments in Securities		$10,644,495	$—	$—	$10,644,495

Description	SMALL-CAP VALUE FUND	Level 1	Level 2	Level 3	Total
Common Stocks		$34,939,041	$—	$—	$34,939,041
Real Estate Investment Trusts		2,407,611	—	—	2,407,611
Closed End Mutual Funds		231,000	—	—	231,000
Investments Purchased with Proceeds from Securities Lending		7,569,948	—	—	7,569,948
Total Investments in Securities		$45,147,600	$—	$—	$45,147,600

Description	STRATEGIC GROWTH FUND	Level 1	Level 2	Level 3	Total
Common Stocks		$150,920,312	$—	$382,335	$151,302,647
Investments Purchased with Proceeds from Securities Lending		16,879,532	—	—	16,879,532
Total Investments in Securities		$167,799,844	$—	$382,335	$168,182,179

Refer to the Fund’s Schedules of Investments for industry classifications.

Level 3 Reconciliation

The following is a reconciliation of Event Arbitrage’s, Global Tactical Allocation’s and Strategic Growth’s Level 3 investments for which significant unobservable inputs were used in determining value. See Schedules of Investments for industry classifications:

					Net Unrealized	Amortized
	Balance as of			Realized	appreciation/	discounts/	Transfers in	Transfers out	Balance as of
EVENT ARBITRAGE FUND	June 30, 2014	Purchases	Sales	gain (loss)	(depreciation)	premiums	to Level 3	of Level 3	June 30, 2015
Common Stocks	$995,046	$947,604	$—	$—	$417,736	$—	$0	$—	$2,360,386
Preferred Stocks	1,053,000	—	—	—	(240,000)	—	—	—	813,000
Rights	0	—	—	—	—	—	—	—	0
Structured Notes	4,061,003	—	(4,693,339)	479,288	153,048	—	—	—	—
Convertible Bonds	100,000	141,093	—	—	(87)	87	35,954	—	277,047
Corporate Bonds	630,000	583,750	—	—	(658,750)	—	183,396	—	738,396
Term Loan	511,054	—	—	—	—	—	—	—	511,054
	$7,350,103	$1,672,447	$(4,693,339)	$479,288	$(328,053)	$87	$219,350	$—	$4,699,883
Written Options	$(496,854)	$(47,735)	$474,561	$28,839	$19,769	$—	$—	$—	$(21,420)
Net change in unrealized appreciation (depreciation) for Level 3 investments still held as of June 30, 2015									$(454,786)

					Net Unrealized	Amortized
	Balance as of			Realized	appreciation	discounts/	Transfers in	Transfers out	Balance as of
GLOBAL TACTICAL ALLOCATION FUND	June 30, 2014	Purchases	Sales	gain (loss)	(depreciation)	premiums	to Level 3	of Level 3	June 30, 2015
Common Stocks	$13,148	$—	$—	$—	$608	$—	$—	$—	$13,756
	$13,148	$—	$—	$—	$608	$—	$—	$—	$13,756
Net change in unrealized appreciation (depreciation) for Level 3 investments still held as of June 30, 2015									$608

					Net Unrealized	Amortized
	Balance as of			Realized	appreciation	discounts/	Transfers in	Transfers out	Balance as of
STRATEGIC GROWTH FUND	June 30, 2014	Purchases	Sales	gain (loss)	(depreciation)	premiums	to Level 3	of Level 3	June 30, 2015
Common Stocks	$365,437	$—	$—	$—	$16,898	$—	$—	$—	$382,335
	$365,437	$—	$—	$—	$16,898	$—	$—	$—	$382,335
Net change in unrealized appreciation (depreciation) for Level 3 investments still held as of June 30, 2015									$16,898

Transfers are recognized at the end of the reporting period.

2 0 1 5  A N N U A L  R E P O R T   |   41

Notes to the Financial Statements

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

There have been no transfers in and out of Level 1 and Level 2 fair value measurements as of June 30, 2015, except for the Quaker Event Arbitrage Fund listed below:

Transfers out of Level 1 into Level 2	$9	Due to a decrease of market activity.
Transfers out of Level 1 into Level 3	$0	Due to a decrease of market activity.
Transfers out of Level 2 into Level 3	$219,350	Due to a decrease of market activity.

The following presents information about significant unobservable inputs related to Level 3 investments at June 30, 2015:

EVENT ARBITRAGE FUND	Fair Value at June 30, 2015	Valuation Technique	Unobservable Input
Common Stocks	$0	Profitability weighted expected return method	Uncertainty of any additional future payout
Common Stocks	0	Market approach	Future payout implied on last traded price and payments to date
Common Stocks	1,242,257	Market approach	Last traded price adjusted by movement in index
Common Stocks	0	Market approach	Last traded price of pre-conversion bonds adjusted to post-reorganization of equity
Common Stocks	8,460	Market approach	Last traded price of pre-conversion equity less cash received in conversion
Common Stocks	27,193	Market approach	Last traded price of non-restricted shares less a discount
Common Stocks	1,082,476	Market approach	Last traded price of pre-conversion bonds less cash received in conversion
Preferred Stocks	200,000	Market approach	Single broker quote
Preferred Stocks	613,000	Market approach	Prior transaction cost
Rights	0	Profitability weighted expected return method	Uncertainty of any additional future payout
Convertible Bonds	141,093	Market approach	Prior transaction cost
Convertible Bonds	35,954	Market approach	Annual lowest price provided by IDC
Convertible Bonds	100,000	Current value method	Principal after changes in indenture
Corporate Bonds	0	Profitability weighted expected return method	Uncertainty of any additional future payout
Corporate Bonds	540,000	Market approach	Single broker quote
Corporate Bonds	182,661	Market approach	IDC price adjusted for recent payout distribution
Corporate Bonds	735	Market approach	Last traded price
Corporate Bonds	15,000	Market approach	Last traded price of pre-conversion bonds
Term Loan	511,054	Current value method	Prior transaction cost
Escrow Notes	0	Profitability weighted expected return method	Uncertainty of any additional future payout
Written Options	(21,420)	Options pricing model	Implied volatility
GLOBAL TACTICAL	Fair Value at	Valuation	Unobservable
ALLOCATION FUND	June 30, 2015	Technique	Input
Common Stocks	$13,756	Market approach	Projected final distribution, discounted for lack of marketability

	Fair Value at	Valuation	Unobservable
STRATEGIC GROWTH FUND	June 30, 2015	Technique	Input
Common Stocks	$382,335	Market approach	Projected final distribution, discounted for lack of marketability

B.   Federal Income Taxes. It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to shareholders. Therefore, no federal income tax provision is required.

In accordance with Financial Accounting Standards Board (“FASB”) Interpretation ASC 740, (“ASC 740”), each Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, a Fund measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has reviewed the tax positions for each of the four open tax years as of June 30, 2015 and has determined that the implementation of ASC 740 does not have a material impact on the Funds’ financial statements. Each Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Net investment income or loss and net realized gains or losses may differ for financial statement and income tax purposes primarily due to investments that have a different basis for financial statement and income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by each Fund. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

C.   Security Transactions and Investment Income. Security transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income on debt securities is recorded daily on the accrual basis. Discounts and premiums on debt securities are amortized over their respective lives. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund.

D.   Short Sales of Investments. Certain Funds may make short sales of investments, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the fair value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The broker retains the proceeds of short sales to the extent necessary to meet margin requirements until the short position is closed out.

If a security pays a dividend while the Fund holds it short, the Fund will need to pay the dividend to the original owner of the security. Since the Fund borrowed the shares and sold them to a third party, the third party will receive the dividend from the security and the Fund will pay the original owner the dividend directly. The Fund is not entitled to the dividend because it does not own the shares. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

42   |   2 0 1 5  A N N U A L  R E P O R T

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

E.   Written Options Contracts. Certain Funds may write options to manage exposure to certain changes in the market. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

F.   Purchased Options. Certain Funds may purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize either no gain or a loss on the purchase of the call option. A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

G.   Futures Contracts. Certain Funds may enter into financial futures contracts, to the extent permitted by their investment policies and objectives, for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. Upon entering into a financial futures contract, a Fund is required to deposit cash or securities as initial margin.

Additional securities are also segregated as collateral up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund, depending on the fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

H.   Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes on the Funds’ books and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the fair value of assets and liabilities denominated in foreign currencies other than portfolio securities, resulting from changes in exchange rates.

I.   Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

J.   Portfolio Investment Risks. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

K.   Multiple Class Allocations. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

L.   Expense Allocations. Expenses are allocated to each series based upon its relative proportion of net assets to the Trust’s total net assets.

2 0 1 5  A N N U A L  R E P O R T   |   43

Notes to the Financial Statements

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

M. Distributions to Shareholders. Each Fund generally declares dividends at least annually, payable in December, on a date selected by the Board. In addition, distributions may be made annually in December out of net realized gains through October 31 of that calendar year. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may make a supplemental distribution subsequent to the end of its fiscal year ending June 30.

N. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

O. Security Loans. The Funds receive compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of the loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

P. Derivative Instruments. The Funds have adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose: a) how and why an entity uses derivative instruments; and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The Funds traded financial instruments where they are considered to be a seller of credit derivatives in accordance with authoritative guidance under GAAP on derivatives and hedging.

The fair value of derivative instruments and whose primary underlying risk exposure is equity price risk at June 30, 2015 was as follows:

Event Arbitrage

	Fair Value
Derivative	Asset Derivatives(1)	Liability Derivatives(2)
Written Options	$—	$1,268,095
Purchased Options	915,208	—

(1)	Statements of Assets and Liabilities location: Investments, at value.
(2)	Statements of Assets and Liabilities location: Written options, at value.

The effect of derivative instruments on the Statements of Operations and whose underlying risk exposure is equity price risk for the period ended June 30, 2015 was as follows:

Event Arbitrage

		Change in Unrealized
	Realized Gain (Loss)	Appreciation
	on Derivatives	(Depreciation) on
	Recognized in	Derivatives Recognized
Derivative	Income(1)	in Income(2)
Written Options	$2,578,054	$74,248
Purchased Options	1,384,882	(965,937)

(1)	Statements of Operations location: Net realized gain (loss) from written options and net realized gain (loss) from investments.
(2)	Statements of Operations location: Net unrealized appreciation (depreciation) on written options and net unrealized appreciation (depreciation) on investments.

For the period ending June 30, 2015, the Event Arbitrage Fund had: long option contracts (25,700 contracts) were purchased and $4,958,263 in premiums were paid,

written option contracts (77,510 contracts) were opened and $8,451,018 in premiums were received.

Note 3 — Investment Advisory Fee and Other Related Party Transactions

QFI serves as investment adviser to each Fund. Pursuant to separate investment sub-advisory agreements, QFI has selected the following investment advisory firms to serve as sub-advisers:

Fund	Sub-adviser
Event Arbitrage	N/A
Global Tactical Allocation	DG Capital Management, Inc.
Mid-Cap Value	Kennedy Capital Management, Inc.
Small-Cap Value	Aronson Johnson Ortiz, LP
Strategic Growth	DG Capital Management, Inc.

QFI or the sub-advisers provide each Fund with a continuous program of supervision of the Fund’s assets, including the composition of its portfolio, and furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

Each Fund paid QFI aggregate fees shown in the table below for the fiscal year ending June 30, 2015. Amounts are expressed as an annualized percentage of average net assets.

			Advisory &
	Aggregate	Subadvisory	subadvisory
	advisory fee	fee paid by QFI	(reimbursed)/
Fund	paid to QFI	to the sub-adviser	recovered
Event Arbitrage	1.30%	N/A	(0.18)%
Global Tactical Allocation	1.25%	0.75%	N/A
Mid-Cap Value	1.05%	0.75%	N/A
Small-Cap Value	1.00%	0.65%	N/A
Strategic Growth	1.30%	0.75%	0.12%

For the fiscal year ending June 30, 2015, QFI and the sub-advisers earned and reimbursed fees as follows:

			Advisory &
	Aggregate	Subadvisory	subadvisory
	advisory fee	fee paid by QFI	(reimbursed)/
Fund	paid to QFI	to the sub-adviser	recovered
Event Arbitrage	$1,512,981	N/A	$(206,244)
Global Tactical Allocation	100,483	60,290	N/A
Mid-Cap Value	101,134	72,238	N/A
Small-Cap Value	372,531	242,145	N/A
Strategic Growth	2,150,693	1,240,785	190,791

QFI contractually agreed to waive its management fee to the extent that the total operating expenses of Event Arbitrage (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.99% for Class A shares, 2.74% for Class C shares, and 1.74% for Institutional Class shares of the average net assets of each class, respectively. QFI currently has no intention to terminate this arrangement; however, it may do so at any time in its sole discretion.

If, at any time, the annualized expenses of Event Arbitrage were less than the annualized expense ratio, the Trust, on behalf of Event Arbitrage, would reimburse QFI for any fees previously waived and/or expenses previously assumed; provided, however, that repayment would be payable only to the extent that it (a) can be made during the three (3) years following the time at which the adviser waived fees or assumed expenses for Event Arbitrage, and (b) can be repaid without causing the expenses of Event Arbitrage to exceed the annualized expense ratio. This fee waiver agreement shall continue in effect from October 28, 2014 until October 28, 2015. This agreement shall automatically terminate upon termination of the advisory agreement between QFI and the Trust or, with respect to Event Arbitrage, in the event of its merger or liquidation.

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Note 3 — Investment Advisory Fee and Other Related Party Transactions (Continued)

Additionally, QFI voluntarily agreed to waive its management fee to the extent that the total operating expenses of Small-Cap Value (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.60% for Class A shares, 3.35% for Class C shares, and 2.35% for Institutional Class shares of the average net assets of each class, respectively. QFI plans to terminate this arrangement October 30, 2015.

Additionally, QFI contractually agreed to waive its management fee to the extent that the total operating expenses of Strategic Growth (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.24% for Class A shares, 2.99% for Class C shares, and 1.99% for Institutional Class shares of the average net assets of each class, respectively. QFI has agreed to pass these waivers onto the shareholders. QFI currently has no intention to terminate this arrangement; however, it may do so at any time in its sole discretion.

If, at any time, the annualized expenses of Strategic Growth were less than the annualized expense ratio, the Trust, on behalf of Strategic Growth, would reimburse the sub-adviser for any fees previously waived and/or expenses previously assumed, provided, however, that the repayment shall be payable only to the extent that it: (a) can be made during the five years following 2011 and the three years following 2013 at which the sub-adviser waived fees or assumed expenses for Strategic Growth, and (b) can be repaid without causing the expenses of Strategic Growth to exceed the annualized expense ratio. This fee waiver agreement shall continue in effect from October 28, 2014 until October 28, 2015. This agreement shall automatically terminate upon termination of the advisory agreement, sub-advisory agreement or, with respect to Strategic Growth, in the event of its merger or liquidation.

At June 30, 2015, the cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of Event Arbitrage and Strategic Growth that may be recovered are $568,294 and $404,785, respectively. The Adviser may recapture portions of the above amounts no later than the dates stated below.

	June 30,	June 30,	June 30,
	2016	2017	2018
Event Arbitrage	$218,279	$143,771	$206,244
Strategic Growth	404,785	—	—

Foreside Fund Services, LLC (“Distributor”) serves as principal underwriter for the Trust. The Trust has adopted distribution and shareholder servicing plans pursuant to Rule 12b-1 of the 1940 Act for Class A and Class C shares described below. There is no Rule 12b-1 distribution plan for Institutional Class shares of the Funds. The Class A Plan provides that each Fund may pay a servicing or Rule 12b-1 fee at an annual rate of 0.25% of the Class A average net assets on a monthly basis to persons or institutions for performing certain servicing functions for the Class A shareholders. The Class A Plan also allows the Fund to pay or reimburse expenditures in connection with sales and promotional services related to distribution of the Fund’s shares, including personal services provided to prospective and existing shareholders. The Class C Plan provides that each Fund may compensate QFI and others for services provided and expenses incurred in the distribution of shares at an annual rate of 1.00% of the average net assets of each class on a monthly basis.

For the fiscal year ending June 30, 2015, the Distributor received underwriter concessions from the sale of Funds shares as follows:

Fund	Amount
Event Arbitrage	$1,340
Global Tactical Allocation	847
Mid-Cap Value	18
Small-Cap Value	233
Strategic Growth	4,501

Except for the Trust’s Chief Compliance Officer (“CCO”), employees and Officers of QFI do not receive any compensation from the Trust. The CCO of the Trust also serves as general counsel to QFI. For the fiscal year ending June 30, 2015, the Funds compensated the CCO as follows:

Fund	Amount
Event Arbitrage	$62,834
Global Tactical Allocation	4,320
Mid-Cap Value	5,215
Small-Cap Value	20,011
Strategic Growth	88,819

Note 4 — Purchases and Sales of Investments

For the fiscal year ending June 30, 2015 aggregate purchases and sales of investment securities (excluding short-term investments) for each Fund were as follows:

	Purchases	Sales
Event Arbitrage	$225,021,117	$210,354,958
Global Tactical Allocation	10,571,411	9,762,124
Mid-Cap Value	4,533,778	5,228,505
Small-Cap Value	46,814,467	48,410,806
Strategic Growth	234,004,917	261,857,914

Note 5 — Options Written

A summary of option contracts written by the Trust during the fiscal year ended June 30, 2015 are as follows:

	Event Arbitrage
	Number of	Option
	Contracts	Premiums
Options outstanding at beginning of period	22,668	$3,463,627
Options written	77,510	8,451,018
Options closed	(33,977)	(5,101,374)
Options exercised	(17,728)	(2,633,770)
Options expired	(40,741)	(2,873,225)
Options outstanding at end of period	7,732	$1,306,276

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Notes to the Financial Statements

Note 6 — Tax Matters

For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation (depreciation) of investments at June 30, 2015 for each Fund were as follows:

Fund	Cost	Gross Appreciation	Gross Depreciation	Net Appreciation (Depreciation)
Event Arbitrage	$106,198,102	$6,398,489	$(9,279,723)	$(2,881,234)
Global Tactical Allocation	9,355,714	1,080,343	(179,516)	900,827
Mid-Cap Value	9,700,784	1,510,829	(567,118)	943,711
Small-Cap Value	41,606,398	4,888,618	(1,347,416)	3,541,202
Strategic Growth	155,347,539	16,934,994	(4,100,354)	12,834,640

As of June 30, 2015, the components of distributable earnings on a tax basis were as follows:

Fund	Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gain	Other Accumulated Gain (Loss)	Capital Loss Carryforward	Late Year Loss	Total Distributable Earnings/(Loss)
Event Arbitrage	$(2,881,234)	$5,355,886	$—	$29,844	$—	$—	$2,504,496
Global Tactical Allocation	900,827	—	—	—	(10,277,714)	(44,190)	(9,421,077)
Mid-Cap Value	943,711	—	—	—	(4,830,909)	(18,527)	(3,905,725)
Small-Cap Value	3,541,202	—	2,564,956	—	—	—	6,106,158
Strategic Growth	12,834,640	—	—	—	(360,938,589)	(824,307)	(348,928,256)

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and straddles from options, and the differing book/tax treatment of unrealized appreciation/depreciation on partnership adjustments.

The undistributed ordinary income, capital gains and carryforward losses shown above differ from the corresponding accumulated net investment income and accumulated net realized gain (loss) figures reported in the statements of assets and liabilities due to differing book/tax treatment of short-term capital gains, and certain temporary book/tax differences such as the deferral of realized losses on wash sales, PFIC mark to market, partnership adjustments, straddles from options and net losses realized after October 31 and from ordinary losses incurred after December 31.

Under current tax law, foreign currency and net capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds elected to defer net capital and currency losses as indicated in the chart below.

At June 30, 2015, the capital loss carryovers for the Funds were as follows:

	Capital Loss Carryovers Expiring		Late Year	Capital Loss
Fund	2018	2017	Loss	Utilized
Event Arbitrage	$—	$—	$—	$—
Global Tactical Allocation	2,718,683	7,559,031	44,190	1,196,565
Mid-Cap Value	1,170,572	3,660,337	18,527	1,489,525
Small-Cap Value	—	—	—	—
Strategic Growth	164,714,297	196,224,292	824,307	26,398,443

Note 7 — Reclassification of Capital Accounts

In accordance with the accounting pronouncements, each Fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders. As of June 30, 2015, the Funds recorded the following reclassification to increase (decrease) the accounts listed below:

Fund	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Event Arbitrage	$(2,027,595)	$2,027,595	$—
Global Tactical Allocation	66,873	—	(66,873)
Mid-Cap Value	48,961	(2)	(48,959)
Small-Cap Value	39,222	43,155	(82,377)
Strategic Growth	1,986,966	—	(1,986,966)

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Note 8 — Distributions to Shareholders

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The information set forth below is for each Fund’s fiscal year as required by federal securities laws.

The tax character of dividends and distributions paid during the fiscal years of 2015 and 2014 were as follows:

	Ordinary Income		Long-Term Capital Gain
Fund	2015	2014	2015	2014
Event Arbitrage	$4,575,077	$551,035	$2,745,313	$—
Global Tactical Allocation	—	—	—	—
Mid-Cap Value	—	—	—	—
Small-Cap Value	485,728	117,065	1,439,322	—
Strategic Growth	—	—	—	—

Note 9 — Fund Share Transactions

At June 30, 2015, there were an unlimited number of shares of beneficial interest with a $0.01 par value authorized. The following table summarizes the activity in shares of each Fund:

	Event Arbitrage
	Year Ended 6/30/15		Year Ended 6/30/14
	Shares	Value	Shares	Value
Shares sold:
Class A	905,363	$12,254,338	2,023,265	$27,263,608
Class C	115,337	1,524,645	127,679	1,686,768
Institutional Class	4,039,138	55,213,233	2,977,895	40,315,673
Shares issued to shareholders due to reinvestment of distributions:
Class A	153,700	1,999,629	16,919	228,577
Class C	26,248	333,092	2,324	30,719
Institutional Class	259,644	3,390,950	16,276	220,875
	5,499,430	$74,715,887	5,164,358	$69,746,220
Shares Redeemed:
Class A	(2,451,002)	(33,109,361)	(1,022,262)	(13,672,859)
Class C	(112,778)	(1,488,382)	(125,728)	(1,645,105)
Institutional Class	(2,897,825)	(39,026,774)	(729,663)	(9,853,990)
	(5,461,605)	$(73,624,517)	(1,877,653)	$(25,171,954)
Net increase (decrease)	37,825	$1,091,370	3,286,705	$44,574,266

	Global Tactical Allocation
	Year Ended 6/30/15		Year Ended 6/30/14
	Shares	Value	Shares	Value
Shares sold:
Class A	171,068	$1,873,645	51,669	$479,932
Class C	5,188	54,684	9,849	90,711
Institutional Class	23,969	292,810	46,116	492,035
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Institutional Class	—	—	—	—
	200,225	$2,221,139	107,634	$1,062,678
Shares Redeemed:
Class A	(56,889)	(613,616)	(134,765)	(1,288,291)
Class C	(45,102)	(461,761)	(66,493)	(614,304)
Institutional Class	(16,035)	(200,394)	(8,570)	(99,214)
	(118,026)	$(1,275,771)	(209,828)	$(2,001,809)
Net increase (decrease)	82,199	$945,368	(102,194)	$(939,131)

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Notes to the Financial Statements

Note 9 — Fund Share Transactions (Continued)

	Mid-Cap Value
	Year Ended 6/30/15		Year Ended 6/30/14
	Shares	Value	Shares	Value
Shares sold:
Class A	20,905	$518,227	27,174	$583,357
Class C	8,693	188,645	3,424	71,274
Institutional Class	13,687	358,766	39,622	965,121
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Institutional Class	—	—	—	—
	43,285	$1,065,638	70,220	$1,619,752
Shares Redeemed:
Class A	(30,631)	(760,869)	(112,092)	(2,415,606)
Class C	(15,163)	(331,838)	(14,867)	(278,978)
Institutional Class	(41,840)	(1,069,844)	(7,083)	(162,387)
	(87,634)	$(2,162,551)	(134,042)	$(2,856,971)
Net increase (decrease)	(44,349)	$(1,096,913)	(63,822)	$(1,237,219)

	Small-Cap Value
	Year Ended 6/30/15		Year Ended 6/30/14
	Shares	Value	Shares	Value
Shares sold:
Class A	24,232	$575,979	10,449	$237,119
Class C	7,070	140,710	4,192	80,147
Institutional Class	67,527	1,675,441	27,778	652,335
Shares issued to shareholders due to reinvestment of distributions:
Class A	16,692	389,261	872	20,125
Class C	4,997	96,689	—	—
Institutional Class	43,621	1,063,930	2,892	69,432
	164,139	$3,942,010	46,183	$1,059,158
Shares Redeemed:
Class A	(68,939)	(1,613,897)	(57,104)	(1,292,311)
Class C	(16,097)	(319,242)	(14,364)	(266,783)
Institutional Class	(84,281)	(2,101,729)	(82,487)	(1,944,101)
	(169,317)	$(4,034,868)	(153,955)	$(3,503,195)
Net increase (decrease)	(5,178)	$(92,858)	(107,772)	$(2,444,037)

	Strategic Growth
	Year Ended 6/30/15		Year Ended 6/30/14
	Shares	Value	Shares	Value
Shares sold:
Class A	105,203	$2,646,589	172,716	$3,777,874
Class C	8,587	194,244	16,505	321,354
Institutional Class	522,464	13,725,217	598,508	13,593,469
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Institutional Class	—	—	—	—
	636,254	$16,566,050	787,729	$17,692,697
Shares Redeemed:
Class A	(797,163)	(20,101,248)	(1,180,586)	(25,888,622)
Class C	(216,593)	(4,826,492)	(279,526)	(5,496,331)
Institutional Class	(464,759)	(12,110,894)	(541,639)	(12,402,433)
	(1,478,515)	$(37,038,634)	(2,001,751)	$(43,787,386)
Net increase (decrease)	(842,261)	$(20,472,584)	(1,214,022)	$(26,094,689)

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Note 10 — Offsetting Assets and Liabilities

The Funds are subject to various Master Netting Arrangements (“MNA”), which govern the terms of certain transactions with select counterparties. The MNA allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The MNA also specify collateral posting arrangements at pre-arranged exposure levels. Under the MNA, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the revelant MNA with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of MNA.

The following is a summary of the Assets and Liabilities for each Fund subject to offsets as of June 30, 2015:

Liabilities:
		Gross	Net
		Amounts	Amounts	Gross Amounts Not
		Offset	Presented	Offset in the Statements
		in the	in the	of Assets and Liabilities
	Gross Amounts	Statements	Statements		Collateral
	of Recognized	of Assets	of Assets	Financial	Pledged	Net
Description	Liabilities	and Liabilities	and Liabilities	Instruments	(Received)	Amount
Event Arbitrage
Written Options	$1,268,095	$—	$1,268,095	$—	$1,268,095	$—
Securities Lending	3,712,377	—	3,712,377	3,712,377	—	—
	4,980,472	—	4,980,472	3,712,377	1,268,095	—

Global Tactical Allocation
Securities Lending	1,470,595	—	1,470,595	1,470,595	—	—

Mid-Cap Value
Securities Lending	1,866,716	—	1,866,716	1,866,716	—	—

Small-Cap Value
Securities Lending	7,569,948	—	7,569,948	7,569,948	—	—

Strategic Growth
Securities Lending	16,879,532	—	16,879,532	16,879,532	—	—

Note 11 — Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications.

The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust, and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

Note 12 — Securities Lending

The Funds hold shares of the Mount Vernon Securities Lending Trust Prime Portfolio as cash collateral, which is a registered money market fund whose main objective is to maximize current income to the extent consistent with the preservation of capital and liquidity. It primarily invests in Certificates of Deposits, Asset Backed and Financial Company Commercial Paper, and Repurchase Agreements.

At June 30, 2015, the aggregate market value of loaned securities and the value of the cash collateral the Funds received is as follows:

	Loaned Securities Market Value	Value of Cash Collateral	% of Net Assets
Event Arbitrage	$ 3,529,904	$ 3,712,377	3.3%
Global Tactical Allocation	1,439,554	1,470,595	16.3%
Mid-Cap Value	1,802,217	1,866,716	20.8%
Small-Cap Value	7,313,402	7,569,948	19.9%
Strategic Growth	16,558,509	16,879,532	10.3%

Investments purchased with proceeds from securities lending collateral is included in the Schedules of Investments and the Statements of Assets and Liabilities.

Note 13 — New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Quaker Investment Trust

We have audited the accompanying statements of assets and liabilities of Quaker Event Arbitrage Fund, Quaker Global Tactical Allocation Fund, Quaker Mid-Cap Value Fund, Quaker Small-Cap Value Fund, and Quaker Strategic Growth Fund (the “Funds”), each a series of Quaker Investment Trust (the “Trust”), including the schedules of investments, as of June 30, 2015, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended June 30, 2011 were audited by other auditors, whose report dated August 29, 2011 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers or through other appropriate procedures where replies from brokers were unable to be obtained. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Quaker Event Arbitrage Fund, Quaker Global Tactical Allocation Fund, Quaker Mid-Cap Value Fund, Quaker Small-Cap Value Fund, and Quaker Strategic Growth Fund, as of June 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania

August 31, 2015

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Trustees and Officers (Unaudited)

June 30, 2015

The Board has overall responsibility for conduct of the Trust’s affairs. The day-to-day operations of the Trust are managed by QFI subject to the Bylaws of the Trust and review by the Board. The Trustees, including those Trustees who are also officers, are listed below:

		Serving as
		an Officer		Portfolios	Directorships
	Position(s) Held	or Trustee of		Overseen by	Held by
Name, Address and Age	with the Trust	the Trust	Principal Occupation(s) During Past 5 Years	Trustee	Trustee(1)
Jeffry H. King, Sr.(2)(3) 1180 W. Swedesford Road, Suite 150 Berwyn, PA 19312 Age 72	Chairman of the Board and Chief Executive Officer	Since Nov. 1996	Chairman of Board of Directors and Chief Executive Officer, Quaker Funds, Inc. (1996–present).	5	None
Laurie Keyes(3)(4) 1180 W. Swedesford Road, Suite 150 Berwyn, PA 19312 Age 65	Treasurer and Trustee	Since Nov. 1996	Chief Financial Officer, Quaker Funds, Inc. (1996–present).	5	None
Justin Brundage(5) 1180 W. Swedesford Road, Suite 150 Berwyn, PA 19312 Age 45	Secretary	Since Nov. 2006	President, Quaker Funds, Inc. (2007–present); Chief Operating Officer, Quaker Funds, Inc. (2005–present).	N/A	N/A
Timothy E. Richards 1180 W. Swedesford Road, Suite 150 Berwyn, PA 19312 Age 50	Chief Compliance Officer	Since March 2004	General Counsel to Quaker Funds, Inc. (2003–present); Chief Compliance Officer for the Quaker Investment Trust (2004–present).	N/A	N/A
James R. Brinton 1180 W. Swedesford Road, Suite 150 Berwyn, PA 19312 Age 61	Trustee Lead Independent Trustee	Since Feb. 2002 Since Aug. 2007	President, Robert J. McAllister Agency, Inc. (commercial insurance brokerage firm) (1979–present).	5	Director, ACP Funds Trust
Gary Edward Shugrue 1180 W. Swedesford Road, Suite 150 Berwyn, PA 19312 Age 61	Trustee	Since July 2008	President and Chief Investment Officer, Ascendant Capital Partners.	5	Director, BHR Institutional Funds; Director, ACP Funds Trust
Warren West 1180 W. Swedesford Road, Suite 150 Berwyn, PA 19312 Age 58	Trustee	Since Nov. 2003	President and owner, Greentree Brokerage Services, Inc. (1998–present).	5	None
Everett T. Keech 1180 W. Swedesford Road, Suite 150 Berwyn, PA 19312 Age 75	Trustee Interested Trustee, Vice Chairman of the Board, President, Treasurer Trustee	Since Nov. 2005 Nov. 1996 – Jan. 2005 Nov. 1996 – Feb. 2002	Chairman-Executive Committee, Technology Development Corp., (1997–Present) technology development and manufacturing firm (1997–present); Affiliated Faculty, University of Pennsylvania (1998–present).	5	Director, Technology Development Corp.; Director, Advanced Training Systems International, Inc.; Director, Phoenix Data Systems, Inc.

(1)	Directorship of companies required to report to the SEC under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., “public companies”) and investment companies registered under the 1940 Act.
(2)	Mr. King is considered to be “interested person” of the Trust for purposes of the 1940 Act because he is the Chief Executive Officer and a controlling shareholder of Quaker Funds, Inc., the investment adviser to the Funds.
(3)	Mr. King and Ms. Keyes are husband and wife.
(4)	Ms. Keyes is considered to be an “interested person” of the Trust for purposes of the 1940 Act because she is the Trust’s Treasurer and a controlling shareholder of Quaker Funds, Inc.
(5)	Mr. Brundage is Ms. Keyes’ son.

The Statement of Additional Information for the Trust includes additional information about the Trustees and Officers and is available, without charge, upon request by calling (800) 220-8888.

Form N-Q Filing and Proxy Voting Policies and Procedures

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge: (i) upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available: (i) without charge, upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov.

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Board Consideration of the Investment Advisory and Sub-Advisory Agreements (Unaudited)

At a meeting held on March 12, 2015, the Independent Trustees of the Board of the Trust (“Trustees” or “Board”) considered the continuation of the Investment Advisory Agreement between the Trust and Quaker Funds, Inc. (“Adviser”) and each of the respective Sub-Advisory Agreements between the Adviser and Aronson Johnson Ortiz, LP, DG Capital Management, Inc. and Kennedy Capital Management, Inc. (collectively, “Agreements”) with regard to each Fund. At the meeting, the Independent Trustees reported to the full Board their considerations with respect to the Agreements, and the Board, including a majority of Independent Trustees, considered and approved the renewal of the Agreements. Each of the Agreements was approved for a one year period.

In considering the continuation of the advisory and sub-advisory agreements, the Trustees considered the nature and quality of the services provided by the Adviser and each of the sub-advisers, the proposed fee structures, the level of fee waivers, each Fund’s past and anticipated expense ratios, possible economies of scale resulting from increases in the size of the Funds and other possible benefits the Adviser and each of the sub-advisers derive from their relationships with the Funds. The Trustees reviewed the information provided to them by the Adviser and each of the sub-advisers, focusing on the level of advisory fees and expenses of each Fund and the performance of each Fund compared to funds with similar investment objectives. The Trustees also considered other information that had been received from the Adviser and each of the sub-advisers at other meetings throughout the year.

The Trustees first evaluated the nature, extent and quality of services provided by the Adviser and the sub-advisers to the Funds and their shareholders. The Trustees were satisfied with the nature, extent and quality of the services provided by the Adviser and the sub-advisers to each of the Funds. The Board’s view was based upon factors such as the background and experience of the management personnel involved in the Funds’ operations, the quality and thoroughness of the monitoring of each Fund’s investment performance, the monitoring of various service providers to the Funds, and the Adviser’s success in obtaining meaningful information on a timely basis from each of the Fund’s sub-advisers. The nature of the services of the sub-advisers to each Fund was considered primarily in respect to the investment performance of the Funds. The Board was, however, satisfied with the adherence by each sub-adviser to the investment policies and restrictions of the Funds advised, as well as their adherence to various compliance and other procedures and the materials furnished at quarterly Board meetings.

With respect to the Funds’ investment performance, the Trustees reviewed each Fund’s performance compared to both its peer group and relative benchmark indices over one-year, three-year, five-year, ten-year and since inception periods, as applicable. The Trustees considered factors, including but not limited to the sub-advisers’ management style, Morningstar peer group performance and overall market conditions that had affected the performance of each Fund. The Trustees considered the performance of each Fund relative to its Morningstar peer group and its benchmark. Taking into consideration the portfolio manager’s investment strategies, the Funds’ investment objectives and the recent economic environment, the Trustees concluded that the Funds’ overall performance was satisfactory.

The Trustees also considered the costs of the services provided to the Trust and the profits realized by the Adviser from its relationship with the Trust, including the Adviser’s and sub-advisers’ willingness to waive fees. The Trustees considered whether the Adviser and sub-advisers might be able to recover some of their waived fees in the future. The Trustees noted that the sub-advisory fees are paid by the Adviser to each sub-adviser and are not additional fees borne by the Funds. The Trustees determined that the Funds’ contractual rates were reasonable and noted the Adviser’s continued financial commitment to the complex during the periods when assets under management fell significantly. As the Trust is the Adviser’s only client, there was no available comparative fee information for other accounts.

The Trustees considered whether there are any “fall out” or ancillary benefits that may accrue to the Adviser or a sub-adviser as a result of their relationship with the Funds. The Board noted the Adviser’s need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The Trustees recognized that as the Funds get larger at some point, economies of scale may result in the Adviser realizing a larger profit margin on management services provided to a Fund. Based on the information provided, and the relative size of the complex, the Trustees concluded that there did not appear to be any significant benefits in this regard.

Based on the totality of the information considered, the Trustees concluded that the Funds were likely to benefit from the nature, extent and quality of the services provided by the Adviser and each of the sub-adviser, and that the Adviser and each of the sub-advisers have the ability to continue to provide these services based on their respective experience, operations and resources.

After evaluation of the fee and expense information, comparative performance, and the Adviser’s profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by the Adviser and each of the sub-advisers, the Trustees determined the level of fees to be paid to the Adviser and each of the sub-advisers to be reasonable.

The Trustees discussed in detail the content of the information provided by the Adviser and each of the sub-advisers and raised specific questions resulting from their individual reviews. In voting unanimously to approve the renewal of the Advisory Agreement and Sub-Advisory Agreements, based on the various considerations discussed above, the Trustees, including all of the Independent Trustees, determined that the approval of each of the Advisory Agreement and Sub-Advisory Agreements was in the best interests of the Funds.

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General Information (Unaudited)

Tax Information

We are required to advise you within 60 days of the Funds’ fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fiscal year ending June 30, 2015. During the fiscal year ended June 30, 2015, the following Funds paid long-term capital distributions.

Long-Term
Fund	Capital Gains
Event Arbitrage	$2,745,313
Small-Cap Value	1,439,322

Individual shareholders are eligible for reduced tax rates on the following percentages of qualified dividend income. For the purposes of computing the dividends eligible for reduced taxes, the following amounts of the dividends paid by the Fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Fund	Amount	Percentage
Event Arbitrage	$1,502,913	32.85%
Small-Cap Value	435,261	89.61%

Corporate shareholders may exclude up to the following percentages of qualifying dividends. For the purposes of computing this exclusion, the following amounts of the dividends paid by the Funds from ordinary income earned during the fiscal year represents qualifying dividends.

Fund	Amount	Percentage
Event Arbitrage	$1,371,151	29.97%
Small-Cap Value	370,125	76.20%

During the fiscal year ending June 30, 2015, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Funds were as follows.

Fund	Percentage
Event Arbitrage	75.35%
Small-Cap Value	100.00%

Dividends and distributions received by retirement plans such as IRAs, Keogh type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting. Since the information above is reported for the Funds’ fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2016 to determine the calendar year amounts to be included on their 2015 tax returns. Shareholders should consult their tax advisers.

Privacy Policy

Your personal privacy is important. At Quaker Investment Trust, including its subsidiaries and affiliated entities, we recognize that whether you are an existing customer or are considering a relationship with us, you have an interest in how we collect, retain and use information about you and your relationship with us.

We are committed to protecting your confidential information. We do this by maintaining standards and procedures designed to prevent the accidental disclosure of such information and/or its misuse. Our Customer Privacy Policy, which outlines how we accomplish the protection of your information, is set forth below.

I. INFORMATION COLLECTION

We may collect “non-public personal information” about you from the following sources:

•	Information we receive from you on account applications and other account forms you provide to us;

•	Information about your transactions with us, our affiliates, and other entities;

•	Information we receive from third parties, such as credit bureaus, the IRS, and others. “Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you. For example, non-public personal information includes information regarding your account balance, shares held, which funds you own, your investment history, etc.

II. INFORMATION USE & SHARING WITH THIRD PARTIES

We are permitted under law to share information about our experiences or transactions with you or your account (such as your account balance, shares owned, and investment history) with affiliates. We may also share additional information about you or your account (such as information we receive from account applications and other correspondence) with our affiliates. We do not disclose information to our affiliates that does not directly relate to our or our affiliates’, experiences or transactions with your account.

We are also permitted under law to disclose non-public information about you to “non-affiliated third parties” in certain circumstances. We may share certain kinds of customer information with these third parties solely to facilitate the offering, administration, collection and delivery of our services to you, and only under strictly controlled circumstances designed to protect the privacy of your information. We require any non-affiliated third party with whom we share such information to execute our Confidentiality and Consumer Privacy Protection Agreement. Under that agreement, those parties are not allowed to release, use for their own purposes, or sell, transfer or provide any customer information we share with them to any other party.

You should be aware that there may be occasions where we are legally required to disclose information about you, such as in response to a governmental or court order.

If you decide to close your account with us, we will continue to adhere to these privacy policies. Lastly, we do not sell customer lists or individual customer information.

III. SECURITY STANDARDS

At Quaker Investment Trust and our affiliates, employee access to customer information is authorized for business purposes only and only for employees who need to know such information.

We regularly train our employees on privacy and privacy security, and we have established and continuously maintain standards and procedures to protect the privacy of your information.

When you use our on-line (Internet) products and services, we may collect information about you to personalize our services to you, but we do not share any such information or your email information to anyone other than our affiliates, unless compelled to do so under law.

IV. ACCURACY

We continually strive to maintain complete and accurate information about you and your accounts. Should you ever believe that our records are inaccurate or incomplete, please call us immediately at 1-800-220-8888. We will investigate your concerns and correct any inaccuracies. We will also confirm to you the actions we have taken concerning your account. You may also write to us at the Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan St., 3rd Floor, Milwaukee, Wisconsin 53202-52007.

Notice Regarding Delivery of Shareholder Documents

In an effort to decrease costs, each Fund intends to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-220-8888 to request individual copies of these documents. Once a Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

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The Quaker Funds are distributed by

Foreside Fund Services, LLC.

Contact us:

Quaker Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC.

PO Box 701

Milwaukee, WI 53201-0701

800-220-8888

www.quakerfunds.com

©2015 Quaker® Investment Trust

QKAR 062015

Item 2. Code of Ethics.

As of the period ended June 30, 2015 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the Reporting Period, there have been no changes to, amendments to, or waivers from, any provision of the code of ethics. A copy of this code of ethics, dated June 30, 2007, is filed as an Exhibit to this Form N-CSR pursuant to Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has one audit committee financial expert serving on its audit committee. The Board has designated Everett T. Keech audit committee financial expert serving on the registrant’s audit committee, and determined that Everett T. Keech is independent within the meaning of paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $62,500 for 2015 and $62,500 for 2014.
(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2014.
(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice, and tax planning are $12,500 for 2015 and $15,500 for 2014. The services for each of the fiscal years ended June 30, 2015 and June 30, 2014 consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification.
(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2014.
(e)	The Audit Committee of the Board of Trustees (the “Audit Committee”) has not adopted pre-approval policies and procedures. Instead, pursuant to the registrant’s Audit Committee Charter that has been adopted by the Audit Committee, the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the registrant and non-audit services to the registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the Registrant.
(f)	All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant and to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and whose activities are overseen by the Registrant’s investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, for each of the Registrant’s last two fiscal years are $0 for 2015 and $0 for 2014.
(h)	The Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence. The Audit Committee has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1, Report to Shareholders, of this Form N-CSR.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Quaker Investment Trust

By (Signature and Title)		/s/ Jeffry H. King, Sr.
Jeffry H. King, Sr.,
Chief Executive Officer

Date	9/2/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Jeffry H. King, Sr.
Jeffry H. King, Sr.,
Chief Executive Officer

Date	9/2/2015

By (Signature and Title)		/s/ Laurie Keyes
Laurie Keyes,
Treasurer

Date	9/2/2015